                                                                   EXHIBIT 10.13

================================================================================



                              PURCHASE AGREEMENT

                                     among

                              INTIRA CORPORATION,

                                  as Issuer,

                                      and

                          THE PURCHASERS NAMED HEREIN

                         Dated as of January 31, 2000

                                 Relating to:

            $188,500,000 Aggregate Principal Amount at Maturity of
                      13% Senior Discount Notes Due 2010

                         Series A Warrants to purchase
                       3,114,160 shares of Common Stock

                         Series B Warrants to purchase
                       1,070,160 shares of Common Stock



================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
RECITALS..................................................................     1

                                   SECTION 1

                       DEFINITIONS AND ACCOUNTING TERMS

1.01.     Definitions.....................................................     2
1.02.     Computation of Time Periods.....................................    27
1.03.     Accounting Terms................................................    27

                                   SECTION 2

        AUTHORIZATION, ISSUANCE AND SALE OF SECURITIES; REORGANIZATION

2.01.     Authorization of Issue..........................................    27
2.02.     Sale............................................................    27
2.03.     Closing.........................................................    28
2.04.     Allocation of Purchase Price....................................    28
2.05.     Reorganization..................................................    28

                                   SECTION 3

                             CONDITIONS TO CLOSING

3.01.     Representations and Warranties..................................    29
3.02.     Performance; No Default Under Other Agreements..................    29
3.03.     Compliance Certificates.........................................    29
          (a)   Officers' Certificate.....................................    29
          (b)   Secretary's Certificate...................................    29
3.04.     Opinions of Counsel.............................................    30
3.05.     No Adverse Events; No Operations of the Issuer..................    30
3.07.     Proceedings and Documents.......................................    30
3.08.     Purchase Permitted by Requirements of Law, etc..................    30
3.09.     Transaction Documents in Force and Effect.......................    30
3.10.     No Violation; No Legal Constraints; Consents, Authorizations and
            Filings, etc..................................................    31


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                                   SECTION 4

                 REPRESENTATIONS AND WARRANTIES OF THE ISSUER

4.01.    Financial Condition..............................................    32
4.02.    No Change........................................................    33
4.03.    Corporate Existence; Compliance with Law.........................    33
4.04.    No Legal Bar.....................................................    33
4.05.    Litigation.......................................................    33
4.06.    No Default.......................................................    33
4.07.    Ownership of Property; Liens.....................................    34
4.08.    Intellectual Property............................................    34
4.09.    Taxes............................................................    34
4.10.    Federal Regulations..............................................    34
4.11.    Labor Matters....................................................    34
4.12.    ERISA............................................................    34
4.13.    Investment Company Act; Other Regulations........................    35
4.14.    Subsidiaries.....................................................    35
4.15.    Use of Proceeds..................................................    35
4.16.    Environmental Matters............................................    36
4.17.    Accuracy of Information, etc.....................................    37
4.18.    Solvency.........................................................    37
4.19.    Year 2000 Matters................................................    37
4.20.    Capitalization...................................................    37
4.21.    Due Authorization, Execution and Delivery........................    39
         (a)   Agreement..................................................    39
         (b)   Notes and Exchange Notes...................................    39
         (c)   Exchange and Registration Rights Agreement.................    39
         (d)   Warrants and Common Stock..................................    39
         (e)   Stockholders Agreement.....................................    40
4.22.    Private Offering; No Integration or General Solicitation.........    40
4.23.    Eligibility for Resale Under Rule 144A...........................    40

                                   SECTION 5

                       REPRESENTATIONS OF THE PURCHASERS

5.01.    Purchase for Investment..........................................    41


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                                   SECTION 6

                       COVENANTS TO PROVIDE INFORMATION

6.01.    Future Reports to Purchasers.....................................    42
         (a)   Quarterly Statements.......................................    42
         (b)   Annual Statements..........................................    43
         (c)   Chief Financial Officer Certificates.......................    44
         (d)   Other Information..........................................    44
         (e)   Notice of Default..........................................    44
         (f)   Additional Information to Holders of Other Indebtedness....    44
         (g)   Original Issue Discount Information........................    45
         (i)   Credit Agreement...........................................    45
6.02.    Information to be Provided Pursuant to Rule 144A(d)(4)...........    45

                                   SECTION 7

                          OTHER AFFIRMATIVE COVENANTS

7.01.    Payment of Principal, Premium and Interest.......................    45
7.02.    Preservation of Corporate Existence and Franchises...............    45
7.03.    Maintenance of Properties........................................    46
7.04.    Taxes............................................................    46
         (a)   Payment of Taxes...........................................    46
         (b)   Tax Returns................................................    46
7.05.    Books, Records and Access........................................    46
7.06.    Compliance with Law..............................................    46
7.07.    Insurance........................................................    46
7.08.    Offer to Repurchase upon Change of Control.......................    47
7.09.    Offer to Purchase by Application of Excess Proceeds..............    48

                                   SECTION 8

                              NEGATIVE COVENANTS

8.01.    Stay, Extension and Usury Laws...................................    50
8.02.    Restricted Payments..............................................    50
8.03.    Dividend and Other Payment Restrictions Affecting Restricted
           Subsidiaries...................................................    54
8.04.    Incurrence of Indebtedness and Issuance of Preferred Stock.......    56
8.05.    Asset Sales......................................................    59
8.06.    Transactions with Affiliates.....................................    60

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
8.07.    Ownership of Opco................................................    62
8.08.    Liens............................................................    62
8.09.    Payments for Consents............................................    62
8.10.    Merger, Consolidation and Sale of Assets.........................    63
8.11.    Public Disclosures...............................................    64
8.12.    Business Activities..............................................    64
8.13.    Limitations on Sale and Leaseback Transactions...................    64
8.14.    Investment Company Act...........................................    64

                                   SECTION 9

                 PROVISIONS RELATING TO RESALES OF SECURITIES

9.01.    Private Offerings................................................    64
         (a)   Offers and Sales Only to Institutional Accredited Investors
               or Qualified Institutional Buyers..........................    65
         (b)   No General Solicitation....................................    65
         (c)   Purchases by Non-Bank Fiduciaries..........................    65
         (d)   Restrictions on Transfer; Legend...........................    65
         (e)   No Future Liability........................................    65
         (f)   Securities Act Restrictions................................    66
9.02.    Resale Offering Assistance.......................................    67
9.03.    Blue Sky Compliance..............................................    68
9.04.    No Integration...................................................    68
9.05.    Form of Legend for the Securities................................    69

                                  SECTION 10

                                   THE NOTES

10.01.   Form and Execution...............................................    69
10.02.   Terms of the Notes...............................................    70
         (a)   Stated Maturity............................................    70
         (b)   Interest...................................................    70
10.03.   Denominations....................................................    70
10.04.   Payments and Computations........................................    70
10.05.   Registration; Registration of Transfer and Exchange..............    70
         (a)   Security Register..........................................    70
         (b)   Registration of Transfer...................................    71
         (c)   Exchange...................................................    71
         (d)   Effect of Registration of Transfer or Exchange.............    71
         (e)   Requirements; Charges......................................    71


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         (f)   Certain Limitations........................................    71
10.06.   Mutilated, Destroyed, Lost and Stolen Notes......................    71
10.07.   Persons Deemed Owners............................................    72
10.08.   Cancellation.....................................................    72
10.09.   Home Office Payment..............................................    72

                                  SECTION 11

                               EVENTS OF DEFAULT

11.01.   Events of Default................................................    73
11.02.   Remedies.........................................................    75
11.03.   Waiver of Past Defaults..........................................    76

                                  SECTION 12

                                  REDEMPTION

12.01.   Right of Redemption..............................................    76
12.02.   Partial Redemptions..............................................    76
12.03.   Notice of Redemption.............................................    77
12.04.   Deposit of Redemption Price......................................    77
12.05.   Notes Payable on Redemption Date.................................    77
12.06.   Notes Redeemed in Part...........................................    78

                                  SECTION 13

                         EXPENSES, INDEMNIFICATION AND
                         CONTRIBUTION AND TERMINATION

13.01.   Expenses.........................................................    78
13.02.   Indemnification..................................................    78
         (a)   Indemnification by the Issuer..............................    78
         (b)   Indemnification by the Purchasers..........................    79
         (c)   Notifications and Other Indemnification Procedures.........    79
13.03.   Contribution.....................................................    80
13.04.   Survival.........................................................    81
13.05.   Termination......................................................    82


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                                  SECTION 14

                                 MISCELLANEOUS

14.01.   Notices..........................................................    82
14.02.   Benefit of Agreement; Assignments and Participations.............    83
14.03.   No Waiver; Remedies Cumulative...................................    83
14.04.   Amendments, Waivers and Consents.................................    83
14.05.   Counterparts.....................................................    84
14.06.   Reproduction.....................................................    84
14.07.   Headings.........................................................    85
14.08.   Governing Law; Submission to Jurisdiction; Venue.................    85
14.09.   Severability.....................................................    86
14.10.   Entirety.........................................................    86
14.11.   Survival of Representations and Warranties.......................    86
14.12.   Incorporation....................................................    86

EXHIBITS
--------

Exhibit A      -    Form of Note
Exhibit B      -    Form of Series A Warrant
Exhibit C      -    Form of Series B Warrant
Exhibit D      -    Form of Exchange and Registration Rights Agreement
Exhibit E      -    Form of Registration Rights and Stockholders Agreement
Exhibit F      -    Form of Officers' Certificate
Exhibit G      -    Form of Secretary's Certificate
Exhibit H-1    -    Form of Opinion of Cahill Gordon & Reindel,
                     Special New York counsel to the Issuer
Exhibit H-2    -    Form of Opinion of Larry Beilenson, Esq., General Counsel
                     of the Issuer
Exhibit H-3    -    Thompson Coburn LLC, Missouri counsel to the Issuer
Exhibit I      -    Certificate of Incorporation and Bylaws
Exhibit J-1    -    Voting Agreement
Exhibit J-2    -    Voting Agreement Amendment

SCHEDULES
---------

Schedule A     -    Information Relating to Purchasers
Schedule 4.01  -    Existing Indebtedness
Schedule 4.04  -    Environmental
Schedule 4.14  -    Subsidiaries
Schedule 4.20  -    Capitalization

                              PURCHASE AGREEMENT


          PURCHASE AGREEMENT, dated as of January 31, 2000, by and among INTIRA CORPORATION, a Delaware corporation (the "Issuer"), and THE PURCHASERS NAMED ON
                                          ------
THE SIGNATURE PAGES HEREIN (each a "Purchaser" and, collectively, the
                                    ---------
"Purchasers").
 ----------

                                   RECITALS
                                   --------

          WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, the Issuer has agreed to sell to the Purchasers, and each Purchaser, acting severally and not jointly, has agreed to purchase for aggregate proceeds of $100,453,535 from the Issuer, an aggregate of (i) $188,500,000 aggregate principal amount at maturity of the Issuer's 13% Senior Discount Notes Due 2010 in the form of Exhibit A hereto (as defined herein),
                                       ---------
(ii) Series A Warrants to purchase 3,114,160 shares of Common Stock of the Issuer (the "Series A Warrants") in the form of Exhibit B hereto and (iii)
             -----------------                  ---------
Series B Warrants to purchase 1,070,160 shares of Common Stock of the Issuer (the "Series B Warrants" and, together with the Series A Warrants, the
      -----------------
"Warrants" and, together with the Notes, the "Securities") in the form of
 --------                                     ----------
Exhibit C hereto.
---------

          WHEREAS, the holders of the Notes from time to time will be entitled to the benefits of an Exchange and Registration Rights Agreement, dated the date hereof (the "Exchange and Registration Rights Agreement"), by and among the
             ------------------------------------------
Issuer and the Purchasers in the form of Exhibit D hereto.
                                         ---------

          WHEREAS, the holders of Warrants from time to time will be entitled to the benefits of the Registration Rights and Stockholders Agreement, dated the date hereof (the "Stockholders Agreement"), by and among the Issuer, the
                  ----------------------
Purchasers and certain stockholders of the Issuer in the form of Exhibit E
                                                                 ---------
hereto.

          WHEREAS, the Issuer has duly authorized the creation and issuance of the Notes and the Warrants and the execution and delivery of this Agreement and the Exchange and Registration Rights Agreement.

          WHEREAS, all things necessary to make this Agreement, the Notes (when issued and delivered hereunder), the Warrants, the Exchange and Registration Rights Agreement and the Stockholders Agreement valid and binding obligations of the Issuer in accordance with their respective terms have been done.

          NOW, THEREFORE, the parties hereto agree as follows:

                                   SECTION 1

                       DEFINITIONS AND ACCOUNTING TERMS
                       --------------------------------

          1.01.  Definitions. As used herein, the following terms shall have the
                 -----------
meanings specified herein unless the context otherwise requires:

          "Accredited Investor" means any Person that is an "accredited
           -------------------
investor" within the meaning of Rule 501(a) under the Securities Act.

          "Accreted Value" as of any date (the "Specified Date") means, with
           --------------                       --------------
respect to each $1,000 principal amount at maturity of Notes:

          (i) if the Specified Date is one of the following dates (each a "Semi-Annual Accreted Date"), the amount set forth opposite such date
      -------------------------
     below:

                 Semi-Annual Accreted Date             Accreted Value
                 -------------------------             --------------
                 Closing Time                            $  532.91
                                                         ---------
                 August 1, 2000                             567.35
                 February 1, 2001                           604.23
                 August 1, 2001                             643.51
                 February 1, 2002                           685.33
                 August 1, 2002                             729.88
                 February 1, 2003                           777.32
                 August 1, 2003                             827.85
                 February 1, 2004                           881.66
                 August 1, 2004                             938.97
                 February 1, 2005                        $1,000.00

          (ii) if the Specified Date occurs between two Semi-Annual Accreted Dates, the sum of (A) the Accreted Value for the Semi-Annual Accreted Date immediately preceding the Specified Date and (B) an amount equal to the product of (i) the Accreted Value for the immediately following Semi-Annual Accreted Date less the Accreted Value for the immediately preceding Semi-Annual Accreted Date and (ii) a fraction, the numerator of which is the number of days from the immediately preceding Semi-Annual Accreted Date to the Specified Date, using a 360-day year of twelve 30-day months, and the denominator of which is 180.

          "Acquired Debt" means, with respect to any specified Person,
           -------------
Indebtedness or Preferred Stock of any other Person existing at the time such other Person is merged with or into or becomes a Subsidiary of such specified Person (including by Designation or Revoca-

tion); provided such Indebtedness or Preferred Stock is not incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person.

          "Affiliate" means, with respect to any specified Person:  (i) any
           ---------
other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; (ii) any other Person that owns, directly or indirectly, 10% or more of such specified Person's Capital Stock or any officer or director of any such specified Person or other Person or, with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption no more remote than first cousin; or (iii) any other Person 10% or more of the Voting Stock of which is beneficially owned or held directly or indirectly by such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. With respect to a Purchaser, an Affiliate shall also include, without limitation, any Person managed or advised by, or controlling or under common control with, such Purchaser or any of its Affiliates.

          "Affiliate Transaction" is defined in Section 8.06.
           ---------------------

          "Asset Acquisition" means (i) any capital contribution (by means of
           -----------------
transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise) by the Issuer or any Restricted Subsidiary to any other Person, or any acquisition or purchase of Equity Interests of any other Person by the Issuer or any Restricted Subsidiary, in either case pursuant to which such Person shall (a) become a Restricted Subsidiary or (b) be merged with or into the Issuer or any Restricted Subsidiary, or (ii) any acquisition by the Issuer or any Restricted Subsidiary of the assets of any Person which constitute substantially all of an operating unit or line of business of such Person or which is otherwise outside of the ordinary course of business of the Issuer or any Restricted Subsidiary.

          "Asset Sale" means (i) the sale, lease, transfer, conveyance or other
           ----------
disposition of any property, asset or right (including, without limitation, by way of a sale and leaseback) of the Issuer or any Restricted Subsidiary, and
(ii) the issue or sale by the Issuer or any of the Restricted Subsidiaries of Equity Interests of any Subsidiary. Notwithstanding the foregoing, the following items shall not be deemed to be Asset Sales: (i) any disposition of properties and assets of the Issuer subject to Section 8.10; provided that any properties, assets or rights that are not included in any such dispositions shall be deemed to have been sold in a transaction constituting an Asset Sale,
(ii) a transfer of properties, assets or rights by the Issuer to a Restricted Subsidiary or by a Subsidiary to the Issuer or to a Restricted Subsidiary, (iii) a disposition of obsolete or worn out equipment or equipment that is no longer useful in the conduct of a Permitted Business of the Issuer and the Restricted Subsidiaries, (iv) the surrender or waiver by the Issuer or any of the Restricted Subsidiaries of contract rights or the settlement, release or surrender of contract, tort or other claims of any kind by the Issuer or any of the Restricted Subsidiaries or the grant by the Issuer or any of the Restricted Subsidiaries of a Lien not prohibited by this Agreement and in the ordinary course of business, and (v) sales, transfers, assignments and other dispositions of assets (or related assets in related transactions) (x) in the ordinary course of business, (y) with an aggregate Fair Market Value of less than $250,000 in any fiscal year or (z) constituting the incurrence of a Capital Lease Obligation.

          "Asset Sale Offer" is defined in Section 8.05(b).
           ----------------

          "Asset Sale Offer Payment Date" is defined in Section 7.09(b).
           -----------------------------

          "Average Life to Stated Maturity" means, when applied to any
           -------------------------------
Indebtedness at any date of determination, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the sum of the total of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

          "Bankruptcy Law" means Title 11 of the United States Code, as amended
           --------------
from time to time, or any similar federal, state or foreign bankruptcy, insolvency, reorganization or other law for the relief of debtors.

          "Board of Directors" means the board of directors or other governing
           ------------------
body of the Issuer or, if the Issuer is owned or managed by a single entity, the board of directors or other governing body of such entity, or, in either case, any committee thereof duly authorized to act on behalf of such board or governing body.

          "Board Resolution" means a duly authorized resolution of the Board of
           ----------------
Directors.

          "Business Day" means any day other than a Legal Holiday.
           ------------

          "Capital Lease Obligation" means, at the time any determination
           ------------------------
thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

          "Capital Stock" means (i) in the case of a corporation, corporate
           -------------
stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Cash Equivalents" means (i) United States dollars, (ii) marketable
           ----------------
direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (iii) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500 million; (iv) commercial paper of an issuer related at least A-1 by Standard & Poor's Ratings Service ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"), or carrying an
  ---                                               -------
equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (v) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (iii) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States Government; (vi) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth, territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or a by Moody's; (vii) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender under the Credit Agreement or any commercial bank satisfying the requirements of clause (iii) of this definition; (viii) shares of money market mutual or similar funds which invest in assets 95% of which satisfy the requirements of clauses (i) through (vii) of this definition; or (ix) investments in instruments described in a corporate investment policy which has been approved in writing by the required lenders under the Credit Agreement, as in effect at the Closing Time; provided that with respect to any Foreign Subsidiary, Cash Equivalents shall also mean those investments that are comparable to clauses (i) through (vii) above in such Foreign Subsidiary's country of organization or country where it conducts business operations.

          "CERCLA" means the Comprehensive Environmental Response, Compensation
           ------
and Liability Act of 1980, as amended from time to time, 42 U.S.C. (S) 9601 et seq.

          "Change of Control" means the occurrence of any of the following:  (i)
           -----------------
any "person" or "group," other than any Permitted Holder, is or becomes the "beneficial owner" (as such terms are used in Section 13(d)(3) of the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the voting or economic power represented by all of the outstanding Common Stock (treating convertible preferred stock as converted for this purpose) of the Issuer, (ii) during any period of two consecutive years, Continuing Directors cease for any reason to constitute a majority of the Board of Directors of the Issuer, (iii) the Issuer consolidates or merges with or into any other Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of the assets to any other Person, other than any Permitted Holder, other than a consolidation or merger or disposition of assets (a) of or by the Issuer into, with or to a Restricted Subsidiary or
(b) pursuant to a transaction in which the outstanding Common Stock (treating convertible preferred stock as converted for this purpose) of the Issuer is changed into or exchanged for securities or other property with the effect that the beneficial owners of such outstanding Equity Interests of the Issuer immediately prior to such transaction, beneficially own, directly or indirectly, at least a majority of the voting or economic power represented by all of the outstanding Common Stock (treating convertible preferred stock as converted for this purpose) of the surviving corporation or the Person to whom the Issuer's assets are transferred immediately following such transaction, or (c) of or by the Issuer into, with or to any Permitted Holder, or (iv) the adoption of a plan relating to the liquidation or dissolution of the Issuer.

          "Change of Control Offer" is defined in Section 7.08(a).
           -----------------------

          "Change of Control Payment" is defined in Section 7.08(a).
           -------------------------

          "Change of Control Payment Date" is defined in Section 7.08(b).
           -------------------------------

          "Closing Time" is defined in Section 2.03.
           ------------

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, and the rules and regulations promulgated thereunder, as amended from time to time.

          "Commission" means the Securities and Exchange Commission, as from
           ----------
time to time constituted, created under the Exchange Act or, if at any time after the execution of this Agreement such Commission is not existing and performing the duties now assigned to it under the Exchange Act, the body performing such duties at such time.

          "Common Stock" means, with respect to any Person, any and all shares,
           ------------
interests or other participations in, and other equivalents (however designated and whether voting or nonvoting) of, such Person's common stock whether or not outstanding at the Closing Time, and includes, without limitation, all series and classes of such common stock.

          "Commonly Controlled Entity" means an entity, whether or not
           --------------------------
incorporated, that is under common control with the Issuer within the meaning of
Section 4001 of ERISA or is part of a group that includes the Issuer and that is treated as a single employer under Section 414 of the Code.

          "Consolidated" or "consolidated" (including the correlative term
           ------------      ------------
"consolidating") or on a "consolidated basis," when used with reference to any
--------------            ------------------
financial term in this Agreement (but not when used with respect to any Tax Return or tax liability), means the aggregate for two or more Persons of the amounts signified by such term for all such Persons, with intercompany items eliminated and, with respect to net income or earnings, after eliminating the portion of net income or earnings properly attributable to minority interests, if any, in the Capital Stock of any such Person or attributable to shares of preferred stock of any such Person not owned by any other such Person, in accordance with GAAP.

          "Consolidated Cash Flow" means, with respect to the Issuer for any
           ----------------------
period, the Consolidated Net Income of the Issuer and the Restricted Subsidiaries for such period plus (A) to the extent that any of the following items were deducted in computing such Consolidated Net Income, but without duplication, (i) provision for taxes based on income or profits of the Issuer and the Restricted Subsidiaries for such period, plus (ii) Consolidated Interest Expense for such period, plus (iii) depreciation, amortization (including amortization of goodwill and other intangibles, but excluding amortization of prepaid cash expenses that were paid in a prior period), and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of the Issuer and the Restricted Subsidiaries for such period, minus (B) non-cash items increasing such Consolidated Net Income for such period (other than items that were accrued in the ordinary course of business), in each case, on a consolidated basis and determined in accordance with GAAP. Notwithstanding the foregoing, the provision for taxes on the income or profits of, and the depreciation and amortization and other non-cash expenses of, a Restricted Subsidiary of the Issuer shall be added to Consolidated Net Income to compute Consolidated Cash Flow of the Issuer only to the extent that a corresponding amount would be permitted at the date of determination to be dividended or otherwise distributed to the Issuer by such Restricted Subsidiary without prior governmental approval (that has not been obtained), and without direct or indirect restriction pursuant to the terms of its charter and all agreements, instruments, judgments, decrees and Requirements of Law applicable to that Restricted Subsidiary or its stockholders.

          "Consolidated Interest Expense" means, for any period, without
           -----------------------------
duplication, the sum of (a) the interest expense of the Issuer and the Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation, (i) any amortization of debt discount attributable to such period, (ii) the net cost under or otherwise associated with Hedging Obligations (in each case, including any amortization of discounts), (iii) the interest portion of any deferred payment obligation, (iv) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and (v) all capitalized interest and all accrued interest, (b) all but the principal component of Capital Lease Obligations paid, accrued and/or scheduled to be paid or accrued by the Issuer and the Restricted Subsidiaries during such period and as determined on a consolidated basis in accordance with GAAP and (c) all dividends paid or scheduled to be paid on Disqualified Stock of the Issuer and all dividends paid, accrued and/or scheduled to be paid or accrued on Disqualified Stock of any Restricted Subsidiary during such period in accordance with GAAP.

          "Consolidated Leverage Ratio" means, with respect to the Issuer, as of
           ---------------------------
any date, the ratio of (i) the aggregate consolidated amount of Indebtedness of the Issuer and the Restricted Subsidiaries then outstanding to (ii) the Consolidated Cash Flow of the Issuer and the Restricted Subsidiaries for the most recently ended fiscal quarter multiplied by four. For purposes of calculating "Consolidated Cash Flow" for any fiscal quarter for purposes of this definition (i) any Subsidiary of the Issuer that is a Restricted Subsidiary on the Transaction Date shall be deemed to have been a Restricted Subsidiary at all times during such fiscal quarter and (ii) any Subsidiary of the Issuer that is not a Restricted Subsidiary on the Transaction Date shall be deemed not to have been a Restricted Subsidiary at any time during such fiscal quarter. In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated Cash Flow" shall be calculated after giving effect on a pro forma basis for the applicable fiscal quarter to, without duplication, any Asset Sale, Asset Acquisition or Restricted Investment (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of the Issuer or one of the Restricted Subsidiaries (including any Person who becomes a Restricted Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired
Debt) occurring during the period commencing on the first day of such fiscal quarter to and including the Transaction Date, as if such Asset Sale, Asset Acquisition or Restricted Investment occurred on the first day of such fiscal quarter.

          "Consolidated Net Income" means, with respect to the Issuer for any
           -----------------------
period, the aggregate of the Net Income of the Issuer and the Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (i) the Net Income (but not loss) of any Person that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the Issuer or a Restricted Subsidiary thereof by such Person but not in excess of the Issuer's Equity Interests in such Person, (ii) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, or Requirement of Law, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, except that the Issuer's equity in the net income of any such Restricted Subsidiary for such period may be included in such Consolidated Net Income (A) up to the aggregate amount of cash that could have been distributed by such Restricted Subsidiary during such period to the Issuer as a dividend or as a loan or other advance and
(B) if the only restriction on the declaration or payment of dividends or similar distributions by such Restricted Subsidiary is a restriction of the type described in Section 8.03(B)(ii),

(iii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iv) the equity of the Issuer or any Restricted Subsidiary in the Net Income (if positive) of any Unrestricted Subsidiary shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Unrestricted Subsidiary during such period to the Issuer or such Restricted Subsidiary as a dividend or other distribution (but not in excess of the amount of the Net Income of such Unrestricted Subsidiary for such period),
(v) the cumulative effect of a change in accounting principles shall be excluded, (vi) all extraordinary, unusual or nonrecurring gains or losses (net of fees and expenses relating to the transaction giving rise thereto) shall be excluded, (vii) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan shall be excluded, and (viii) gains or losses in respect of any Asset Sales (net of fees and expenses relating to the transaction giving rise thereto) shall be excluded.

          "Consolidated Tangible Assets" of the Issuer as of any date means the
           ----------------------------
total amount of assets of the Issuer and the Restricted Subsidiaries (less applicable reserves) on a consolidated basis at the end of the fiscal quarter immediately preceding such date, as determined in accordance with GAAP, less:
(i) unamortized debt and debt issuance expenses, deferred charges, goodwill, patents, trademarks, copyrights, and all other items which would be treated as intangibles on the consolidated balance sheet of the Issuer and the Restricted Subsidiaries prepared in accordance with GAAP and (ii) appropriate adjustments on account of minority interests of other Persons holding equity investments in Restricted Subsidiaries, in the case of each of clauses (i) and (ii) above, as reflected on the consolidated balance sheet of the Issuer and the Restricted Subsidiaries.

          "Continuing Directors" means individuals who at the beginning of the
           --------------------
period of determination constituted the Board of Directors, together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Issuer was approved by a vote of a majority of the directors of the Issuer then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved or is the designee of any Permitted Holder or any stockholder (or its affiliates) existing at the Closing Time or any combination thereof or was nominated or elected by any Permitted Holder or any stockholder (or its affiliates) existing at the Closing Time or any of its designees.

          "Contractual Obligation" means as to any Person, any provision of any
           ----------------------
security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Controlling Person" is defined in Section 13.02(a).
           ------------------

          "Credit Agreement" means the Credit Agreement dated as of December 30,
           ----------------
1999 among Intira Corporation and certain subsidiaries of Intira Corporation, as guarantors, The Chase Manhattan Bank, as administrative agent, and the other financial institutions from time to time party thereto, together with the related documents (including guarantees and security agreements), in each case as such agreements may be amended, supplemented or modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent or group of creditors.

          "Cumulative Consolidated Cash Flow" means, as of any date of
           ---------------------------------
determination, the cumulative Consolidated Cash Flow realized during the period commencing on January 1, 2000 and ending on the last day of the last fiscal quarter for which reports have been filed with the Commission or provided to the Purchasers pursuant to Section 6.01 preceding the date of the event requiring such calculation to be made.

          "Currency Agreement" means, with respect to any Person, any foreign
           ------------------
exchange contract, currency swap agreement or other similar agreement as to which such Person is a party or beneficiary.

          "Customer Contract" means any agreement entered into in the ordinary
           -----------------
course of business between the Issuer or any of the Restricted Subsidiaries and a customer whereby the Issuer or the Restricted Subsidiary agrees to provide netsourcing or similar ancillary or related services to such customer and such customer agrees to pay for such services, including, without limitation, the obligation to purchase the computer and communications equipment dedicated to the exclusive use of such customer in connection with the netsourcing services and/or the obligation to pay a termination fee in certain circumstances.

          "Debt Securities" means any debt securities issued by the Issuer or
           ---------------
any Subsidiary or Affiliate of the Issuer in a public offering or a private placement.

          "Default" means an Event of Default or any event, act or condition
           -------
that is, or with the giving of notice, lapse of time or both would constitute, an Event of Default.

          "Default Amount" means, with respect to a Note, (i) prior to February
           --------------
1, 2005, the Accreted Value of such Note as of the payment date, and (ii) on or after February 1, 2005, the principal amount at maturity of such Note, plus, in the case of clause (ii), accrued and unpaid interest thereon, if any, to the payment date and, in the case of clauses (i) and (ii), Special Interest, if any, to the payment date.

          "Demand Registration Statement" is defined in the Exchange and
           -----------------------------
Registration Rights Agreement.

          "Designation" is defined in Section 8.02(C).
           -----------

          "Designation Amount" is defined in Section 8.02(C).
           ------------------

          "Disinterested Director" means, with respect to any transaction or
           ----------------------
series of related transactions, a member of the Board of Directors who does not have any material direct or indirect financial interest in or with respect to such transaction or series of related transactions.

          "Disqualified Stock" means any Equity Interest that, by its terms (or
           ------------------
by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to February 1, 2010; provided that any Equity Interest that would constitute Disqualified Stock solely because the holders thereof have the right to require the Issuer to repurchase such Equity Interest upon the occurrence of a Change of Control or an Asset Sale shall not constitute Disqualified Stock if the terms of such Equity Interest provide that the Issuer may not repurchase or redeem such Equity Interest pursuant to such provisions unless such repurchase or redemption complies with Section 8.02.

          "Enforceability Exceptions" means, with respect to any specified
           -------------------------
obligation, any limitations on the enforceability of such obligation due to bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights or general equity principles (other than, in any such case, any Federal or state laws relating to fraudulent transfers) and, in the case of any indemnity for securities law obligations, to the extent such indemnity may not be enforceable due to public policy considerations.

          "Environmental Laws" means any and all foreign, Federal, state, local
           ------------------
or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

          "Equity Interests" means Capital Stock and all warrants, options or
           ----------------
other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "Event of Default" is defined in Section 11.01.
           ----------------

          "Excess Proceeds" is defined in Section 8.05(a).
           ---------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated by the Commission thereunder.

          "Exchange and Registration Rights Agreement" is defined in the second
           ------------------------------------------
recital to this Agreement.

          "Exchange Notes" means the notes issued in the Exchange Offer.
           --------------

          "Exchange Offer" is defined in the Exchange and Registration Rights
           --------------
Agreement.

          "Exchange Offer Registration Statement" is defined in the Exchange and
           -------------------------------------
Registration Rights Agreement.

          "Existing Indebtedness" means Indebtedness of the Issuer and the
           ---------------------
Restricted Subsidiaries in existence at the Closing Time.

          "Fair Market Value" means, with respect to any asset or property, the
           -----------------
price which could be negotiated in an arm's-length free market transaction, for cash, between an informed and willing seller and an informed and willing buyer neither of which is under pressure or compulsion to buy. Fair Market Value shall be determined conclusively by the Board of Directors acting in good faith evidenced by a board resolution thereof.

          "Foreign Subsidiary" means any Restricted Subsidiary of the Issuer
           ------------------
which is not organized under the laws of the United States, any state thereof or the District of Columbia.

          "GAAP" means, at any date of determination, generally accepted
           ----
accounting principles in effect in the United States which are applicable at the date of determination and which are consistently applied for all applicable periods.

          "Governmental Authority" means (a) the government of the United States
           ----------------------
or any State or other political subdivision thereof, (b) any government or political subdivision of any other jurisdiction in which the Issuer or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Issuer or any Subsidiary, or (c) any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any such government.

          "guarantee" means any obligation, contingent or otherwise, of any
           ---------
Person directly or indirectly guaranteeing any Indebtedness of any other Person
(i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "guarantee" used as a verb has a corresponding meaning.

          "Hedging Obligations" means, with respect to any Person, the
           -------------------
obligations of such Person under any Interest Rate Agreement or Currency Agreement.

          "Holder" means a Person in whose name a Note is registered on the
           ------
Security Register.

          "incur" is defined in Section 8.04(a).
           -----

          "Indebtedness" means, with respect to any Person, any indebtedness of
           ------------
such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing Capital Lease Obligations or the balance of the deferred and unpaid purchase price of any property or representing any Hedging Obligations or created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing (other than letters of credit (or reimbursement agreements in respect thereof), banker's acceptances and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right to be secured by) a Lien on any asset (including, without limitation, accounts and contract rights) of such Person (whether or not such Indebtedness is assumed by such Person or is not otherwise such Person's legal liability), Disqualified Stock of such Person and Preferred Stock of such Person's Restricted Subsidiaries and, to the extent not otherwise included, the guarantee by such Person of any Indebtedness of any other Person. The amount of any Indebtedness outstanding as of any date shall be the accreted value thereof, in the case of any Indebtedness issued with original issue discount, but the accretion of original issue discount in accordance with the original terms of Indebtedness issued with an original issue discount will not be deemed to be an incurrence. Notwithstanding the foregoing, money borrowed and set aside at the time of the incurrence of any Indebtedness in order to prefund the payment of interest on such Indebtedness shall not be deemed to be "Indebtedness" so long as such money is held to secure the payment of such interest.

          "Indemnified Person" is defined in Section 13.02(c).
           ------------------

          "Independent Financial Advisor" means an accounting, appraisal or
           -----------------------------
investment banking firm which is nationally recognized within the United States of America (i) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect financial interest in the Issuer or any of its Subsidiaries or Affiliates and (ii) which, in the judgment of the Board of Directors, is otherwise independent and qualified to perform the task for which it is to be engaged.

          "Institutional Accredited Investors" is defined in Section 9.01(a).
           ----------------------------------

          "Intellectual Property" means all rights, priorities and privileges
           ---------------------
relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, Internet domain names, d/b/a's, logos, tradenames, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "interest," when used with respect to any Note, means the amount of
           --------
all interest accruing on such Note, including Special Interest payable on the Notes pursuant to the Exchange and Registration Rights Agreement and all interest accruing subsequent to the occurrence of any events specified in Sections 11.01(viii) and (ix) hereof or which would have accrued but for any such event, whether or not such claims are allowable under applicable law.

          "Interest Payment Date" is defined in Exhibit A.
           ---------------------

          "Interest Rate Agreements" means, with respect to any Person, any
           ------------------------
interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement to which such Person is a party or beneficiary.

          "Investment" means, with respect to any Person, all investments by
           ----------
such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees of Indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to directors, officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Issuer or any of the Restricted Subsidiaries sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary, the Issuer shall be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Equity Interests of such Restricted Subsidiary not sold or disposed of in an amount determined as provided in Section 8.02(E). The issuance of Equity Interests (other than Disqualified Stock) of the Issuer as consideration for any interest that would otherwise constitute an Investment will not constitute an "Investment."

          "IPO Liquidity Event" means the consummation of an initial public
           -------------------
offering of Common Stock of the Issuer (or of any parent company to the extent the proceeds thereof are contributed to the Issuer as common equity) for gross proceeds of $50.0 million or more.

          "Issuer" is defined in the preamble to this Agreement and its
           ------
successors and assigns.

          "Issuer Indemnified Person" is defined in Section 13.02(b).
           -------------------------

          "Legal Holiday" means a Saturday, a Sunday or a day on which banking
           -------------
institutions in The City of New York or San Francisco, California or at a place of payment are authorized by law, regulation or executive order to remain closed. If any payment date in respect of the Notes is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge,
           ----
charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in, and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

          "Make-Whole Call Premium" means, with respect to each Note at any date
           -----------------------
of redemption, the excess, if any, of (a) the present value of the sum of the Accreted Value and premium that would be payable on such Note on February 1, 2005, discounted on a semi-annual bond equivalent basis from such date of redemption to February 1, 2005 at a per annum interest rate equal to the sum of the Treasury Yield (determined on the Business Day immediately preceding the date of such redemption) plus 50 basis points, over (b) the Accreted Value of the Note being redeemed.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, management, operations, condition (financial or otherwise) or assets of the Issuer and its Subsidiaries taken as a whole, (b) the ability of the Issuer or any Subsidiary to perform any of its material obligations under any of the Transaction Documents, or (c) the validity or enforceability of any Transaction Document, other than, in the case of clause (a), any effect arising from any matter disclosed in writing to the Purchasers on or prior to the date hereof.

          "Materials of Environmental Concern" means any gasoline or petroleum
           ----------------------------------
(including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Maturity" means, when used with respect to any Note, the date on
           --------
which the principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise (including in connection with any offer to purchase that this Agreement requires the Issuer to make).

          "Multiemployer Plan" shall mean a multiemployer plan within the
           ------------------
meaning of Section 4001(a)(3) of ERISA (i) to which any Commonly Controlled Entity is then making or accruing an obligation to make contributions, (ii) to which any Commonly Controlled Entity has within the preceding five plan years made contributions, including any Person which ceased to be an ERISA Entity during such five year period, or (iii) with respect to which the Issuer or any of its Subsidiaries could incur liability.

          "Net Cash Proceeds" means the aggregate amount of cash or Cash
           -----------------
Equivalents received by the Issuer in the case of a sale or capital contribution in respect of Capital Stock and by the Issuer and the Restricted Subsidiaries in respect of an Asset Sale plus, in the case of an issuance of Capital Stock upon any exercise, exchange or conversion of securities (including options, warrants, rights and convertible or exchangeable debt) of the Issuer that were issued for cash on or after the Closing Time, the amount of cash originally received by the Issuer upon the issuance of such securities (including options, warrants, rights and convertible or exchangeable debt) less, in each case, the sum of all payments, fees, commissions and reasonable and customary expenses (including, without limitation, the fees and expenses of legal counsel and investment banking fees and expenses) incurred in connection with such Asset Sale or sale of Equity Interests, and, in the case of an Asset Sale only, less the amount (estimated reasonably and in good faith by the Issuer) of income, franchise, sales and other applicable federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability by the Issuer or any of its respective Restricted Subsidiaries in connection with such Asset Sale in the taxable year that such sale is consummated or in the immediately succeeding taxable year, the computation of which shall take into account the reduction in tax liability resulting from any available operating losses and net operating loss carryovers, tax credits and tax credit carryforwards, and similar tax attributes.

          "Net Income" means, with respect to any Person, the net income (loss)
           ----------
of such Person, determined in accordance with GAAP and before any reduction with respect to any preferred stock dividends.

          "Note Liquidity Event" means the effectiveness of any registration
           --------------------
with respect to the Notes or the Exchange Notes under the provisions of the Exchange and Registration Rights Agreement.

          "Notes" means the securities that are issued under this Agreement, as
           -----
amended or supplemented from time to time pursuant to this Agreement.

          "Obligations" means any principal, premium, interest, Special
           -----------
Interest, charge, expense, fee, attorneys' fees and disbursements, indemnities and other liabilities payable by the Issuer or any of the Restricted Subsidiaries under or in respect of this Agreement or the Notes.

          "Offer Amount" is defined in Section 7.09(b).
           ------------

          "Officer" means, with respect to any Person, the President, Chief
           -------
Executive Officer or the Chief Financial Officer of such Person.

          "Officers' Certificate" means, with respect to any Person, a
           ---------------------
certificate signed by two Officers of such Person; provided, however, that every Officers' Certificate with respect to compliance with a covenant or condition provided for in this Agreement shall include (i) a statement that the Officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto,
(ii) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such term or condition has been satisfied or complied with or the certifications required to be made therein are complete and accurate, (iii) a statement as to whether, in the opinion of the signers, such condition has been complied with and (iv) all other statements and determinations required by the related terms and conditions of this Agreement giving rise to the delivery of such Officers' Certificate.

          "Opco" is defined in the definition of "Reorganization."
           ----

          "outstanding" means, when used with respect to the Notes as of the
           -----------
date of determination, all Notes theretofore executed and delivered under this Agreement, except:

          (i) Notes theretofore canceled by the Issuer or delivered to the Issuer for cancellation;

          (ii) Notes for whose payment or redemption money in the necessary amount has been theretofore set aside by the Issuer with a third party in trust for the holders of such Notes; provided that if such Notes are to be redeemed, notice of such redemption has been duly given as provided in this Agreement; and

          (iii) Notes which have been paid pursuant to Section 10.08 or in exchange for or in lieu of which other Notes have been executed and delivered pursuant to this Agreement, other than any such Notes in respect of which there shall have been presented to the Issuer proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Issuer;

provided that in determining whether the Holders of the requisite principal amount at maturity of the outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be outstanding. Notes so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Required Holders the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or of such other obligor.

          "Pari Passu Indebtedness" means any Indebtedness of the Issuer which
           -----------------------
ranks pari passu in right of payment with the Notes.

          "PBGC" means the Pension Benefit Guaranty Corporation established
           ----
pursuant to Subtitle A of Title IV of ERISA (or any successor).

          "Permits" means all licenses, permits, certificates of need, approvals
           -------
and authorizations from all Governmental Authorities required to lawfully conduct a business as presently conducted.

          "Permitted Business" means the provision of netsourcing services which
           ------------------
include and are not limited to the selling, marketing and provision of data management services using geographically located data centers, public and private network services, security and monitoring services, streaming services, e-commerce services, storage and disaster recovery services, professional services, collocation services and hosting services (including, without limitation, all business activities of the Issuer and its Subsidiaries as of the Closing Time), together with any other activity reasonably related thereto.

          "Permitted Credit Facility" means the Credit Agreement and any other
           -------------------------
senior commercial term loan and/or revolving credit facility (including any letter of credit subfacility) entered into principally with commercial banks and/or other Persons typically party to commercial loan agreements.

          "Permitted Holders" means Ascend Communications, Inc. and its
           -----------------
Affiliates.

          "Permitted Investments" means (a) any Investment in the Issuer or in a
           ---------------------
Restricted Subsidiary of the Issuer that is engaged entirely or substantially entirely in a Permitted Business; (b) any Investment in Cash Equivalents; (c) any Investment by the Issuer or any of the Restricted Subsidiaries in a Person, if as a result of such Investment (i) such Person becomes a Restricted Subsidiary or (ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Issuer or a Restricted Subsidiary; (d) loans or advances to employees of the Issuer or any Subsidiary of the Issuer in an amount not to exceed $1.0 million at any time outstanding for relocation or other matters related to the business of the Issuer and the Restricted Subsidiaries; (e) loans or advances to employees of the Issuer or any Subsidiary of the Issuer to finance the purchase of Equity Interests in the Issuer to the extent the proceeds thereof are not included in the calculation of amounts under Section 8.02(C); (f) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale made in compliance with Section 8.05; (g) Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement arising out of the bankruptcy or insolvency of such trade creditors or customers; and (h) Investments in Hedging Obligations entered into in compliance with Section 8.04(b)(viii).

          "Permitted Liens" means (i) Liens to secure Indebtedness (other than
           ---------------
Debt Securities) permitted by Sections 8.04(b)(iv) through (ix) and permitted refinancings thereof; (ii) Liens on assets of any Restricted Subsidiary (or of the Issuer to the extent that, following the holding company reorganization, such Liens will extend solely to assets of a Restricted Subsidiary) to secure Indebtedness (other than Debt Securities) permitted to be incurred by any Restricted Subsidiary (or the Issuer to the extent that, following the holding company reorganization, such Indebtedness will be retained solely by a Restricted Subsidiary) under such covenant; (iii) Liens in favor of the Issuer or any Restricted Subsidiary; (iv) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with the Issuer or any of the Restricted Subsidiaries; provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Issuer or such Restricted Subsidiary; (v) Liens on property existing at the time of acquisition thereof by the Issuer or any of the Restricted Subsidiaries; provided that such Liens were in existence prior to the contemplation of such acquisition; (vi) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business; (vii) Liens existing at the Closing Time; (viii) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (ix) zoning restrictions, rights-of-way, easements and similar charges or encumbrances incurred in the ordinary course which in the aggregate do not detract from the value of the property thereof;
(x) Liens to secure Indebtedness to the extent on proceeds from the incurrence of such Indebtedness and granted principally to secure the payment of interest on such Indebtedness; and (xi) additional Liens incurred in the ordinary course of business of the Issuer or any of the Restricted Subsidiaries with respect to obligations that do not exceed 5% of the Issuer's Consolidated Tangible Assets at any one time outstanding and that (a) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (b) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by the Issuer or such Restricted Subsidiary.

          "Permitted Refinancing Indebtedness" means any Indebtedness of the
           ----------------------------------
Issuer or any of the Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund, other Indebtedness of the Issuer or any of the Restricted Subsidiaries (including Indebtedness outstanding at the Closing Time, but other than Indebtedness incurred pursuant to clause (iii), (iv), (viii) or (ix) of Section 8.04(b)); provided that: (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus accrued interest on, the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of such Indebtedness or otherwise reasonably determined by the Issuer to be necessary and reasonable expenses incurred in connection therewith); (ii) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Notes, such Permitted Refinancing Indebtedness is expressly subordinated in right of payment to the Notes on terms at least as favorable to the Holders as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (iv) if such Permitted Refinancing Indebtedness refinances Indebtedness of the Issuer incurred under clause (i) of Section 8.04(b), such Permitted Refinancing Indebtedness is incurred by the Issuer.

          "Person" means any individual, corporation (including, without
           ------
limitation, a business trust, professional corporation and insurance company), limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other legally recognizable entity.

          "Plan" means, at a particular time, any employee benefit plan that is
           ----
covered by ERISA and in respect of which the Issuer or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Predecessor Note" of any particular Note means every previous Note
           ----------------
evidencing all or a portion of the same debt as that evidenced by such particular Note.

          "Preferred Stock" means any Capital Stock of any class or classes of a
           ---------------
Person (however designated) which is preferred as to payments of dividends, or as to distributions upon any liquidation or dissolution, over Capital Stock of any other class of such Person.

          "Private Offering" is any offering by any of the Purchasers of some or
           ----------------
all of the Securities that are Registrable Securities without registration under the Securities Act.

          "Properties" is defined in Section 4.16(a).
           ----------

          "property" means any interest in any kind of property or asset,
           --------
whether real, personal or mixed, or tangible or intangible.

          "Public Equity Offering" means an underwritten public offering of
           ----------------------
Common Stock (other than Disqualified Stock) of the Issuer made pursuant to a registration statement filed with the Commission under the Securities Act.

          "Purchase Money Indebtedness" means Indebtedness (including Acquired
           ---------------------------
Debt, in the case of Capital Lease Obligations, mortgage financings and purchase money obligations) incurred for the purpose of financing all or any part of the cost of the engineering, construction, installation, importation, acquisition, lease, development or improvement of any assets used or to be used by the Issuer or any Restricted Subsidiary, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, as the same may be amended, supplemented, modified or restated from time to time. The Issuer in its reasonable discretion shall determine whether any item of Indebtedness or portion thereof meeting the foregoing criteria shall be classified as Purchase Money Indebtedness for the purposes of Section 8.04.

          "Purchase Price" is defined in Section 2.02.
           --------------

          "Purchaser Indemnified Person" is defined in Section 13.02(a).
           ----------------------------

          "Purchasers" is defined in the preamble to this Agreement.
           ----------

          "Qualified Consideration" means all assets, rights (contractual or
           -----------------------
otherwise) and properties, whether tangible or intangible, used or intended for use in a Permitted Business and the Equity Interests of a Person that will become a Restricted Subsidiary engaged principally in a Permitted Business.

          "Qualified Equity Interests" of any Person means any and all Equity
           --------------------------
Interests of such Person other than Disqualified Stock.

          "Qualified Institutional Buyer" means any Person that is a "qualified
           -----------------------------
institutional buyer" within the meaning of Rule 144A.

          "Redemption Date" means, when used with respect to any Note to be
           ---------------
redeemed, the date fixed for such redemption by or pursuant to this Agreement.

          "Redemption Price," when used with respect to any Note to be redeemed,
           ----------------
means the price at which it is to be redeemed pursuant to this Agreement and the Notes.

          "Registrable Securities" means the Securities and any other securities
           ----------------------
issued or issuable in exchange for the Securities. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Issuer and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.

          "Registration Default" is defined in the Exchange and Registration
           --------------------
Rights Agreement.

          "Regular Record Date" is defined in Section 10.04.
           -------------------

          "Regulation S" means Regulation S under the Securities Act (or any
           ------------
successor provision), as it may be amended from time to time.

          "Reorganization" means any transaction or series of transactions,
           --------------
whether involving a merger, transfer of assets or other transaction, entered into with purpose and with the effect of creating a holding company organized under the laws of the United States or any state thereof to own 100% of the issued and outstanding Equity Interests of a corporation ("Opco") that directly
                                                           ----
or indirectly owns all of the businesses and assets of the Issuer immediately preceding such transaction or series of transactions (other than any business or assets retained by the new holding company); provided that the Issuer elects to treat such transaction or series of transactions as the "Reorganization".

          "Reportable Events" means any of the events set forth in Section
           -----------------
4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. (S) 4043.

          "Required Holders" means Holders of more than 50% of the aggregate
           ----------------
principal amount at maturity of outstanding Notes and Exchange Notes.

          "Requirement of Law" means, as to any Person, the certificate of
           ------------------
incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Resale Materials" is defined in Section 9.02(b).
           ----------------

          "Resale Registration Statement" is defined in Exhibit A.
           -----------------------------

          "Restricted Investment" means any Investment that is not a Permitted
           ---------------------
Investment.

          "Restricted Payments" is defined in Section 8.02(A).
           -------------------

          "Restricted Subsidiary" of a Person means any Subsidiary of the
           ---------------------
referent Person that is not an Unrestricted Subsidiary.

          "Revocation" is defined in Section 8.02(D).
           ----------

          "Rule 144" means Rule 144 under the Securities Act (or any successor
           --------
provision), as it may be amended from time to time.

          "Rule 144A" means Rule 144A under the Securities Act (or any successor
           ---------
provision), as it may be amended from time to time.

          "San Francisco Data Center" means the computer and communications
           -------------------------
equipment operations center expected to be located at 5667 Gibraltar Drive, Pleasanton, CA 94588 and 5731 West Los Positas Drive, Pleasanton, CA 94588 and other executive and employee office space to be located in or around the San Francisco metropolitan area.

          "Securities" is defined in the first recital to this Agreement.
           ----------

          "Securities Act" mean the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated by the Commission thereunder.

          "Security" means any of the Notes or the Warrants.
           --------

          "Security Register" has the meaning given to such term in Section
           -----------------
10.05(a).

          "Series A Preferred Stock" means the Series A Preferred Stock, no par
           ------------------------
value, of the Issuer outstanding as of the Closing Time, the terms of which are reflected in Exhibit I.
             ---------

          "Series A Warrants" is defined in the first recital to this Agreement.
           -----------------

          "Series B Warrants" is defined in the first recital to this Agreement.
           -----------------

          "Shelf Registration Statement" is defined in the Exchange and
           ----------------------------
Registration Rights Agreement.

          "Significant Subsidiary" means any Restricted Subsidiary that would be
           ----------------------
a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect at the Closing Time.

          "Single Employer Plan" means any Plan that is covered by Title IV of
           --------------------
ERISA, but that is not a Multiemployer Plan.

          "Solvent" means, with respect to any Person as of the date of any
           -------
determination, that on such date (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (c) such Person is not en-gaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed as the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Special Interest" is defined in the Exchange and Registration Rights
           ----------------
Agreement.

          "Stated Maturity" means, with respect to any installment of interest
           ---------------
or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

          "Stockholders Agreement" has the meaning specified in the third
           ----------------------
recital to this Agreement.

          "Subordinated Indebtedness" means Indebtedness of the Issuer that is
           -------------------------
subordinated in right of payment by its terms or the terms of any document or instrument or instrument relating thereto to the Notes.

          "Subsequent Purchaser" is defined in Section 4.22(a).
           --------------------

          "Subsidiary" means, with respect to any Person, (i) any corporation,
           ----------
association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

          "Tax Returns" means all returns, declarations, reports, estimates,
           -----------
information returns and statements required to be filed in respect of any Taxes.

          "Taxes" means (i) all federal, state, local or foreign taxes, charges,
           -----
fees, imposts, levies or other assessments, including, without limitation, all net income, alternative minimum, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, (ii) all interest, penalties, fines, additions to tax or other additional amounts imposed by any taxing authority in connection with any item described in clause (i) and (iii) all transferee, successor, joint and several or contractual liability (including, without limitation, liability pursuant to Treas. Reg. (S) 1.1502-6 (or any similar state, local or foreign provision)) in respect of any items described in clause (i) or (ii).

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. (S)(S) 77aaa-
           ---
77bbbb) as in effect on the date on which the indenture is qualified under the TIA.

          "Total Incremental Equity" means, at any date of determination, the
           ------------------------
sum of, without duplication, (a) the aggregate Net Cash Proceeds and Fair Market Value of any other consideration received by the Issuer from the issue and sale (other than to a Restricted Subsidiary) by the Issuer of its Qualified Equity Interests after the Closing Time, plus (b) the aggregate Net Cash Proceeds and Fair Market Value of any other consideration received by the Issuer or any Restricted Subsidiary after the Closing Time from the issuance (other than to a Restricted Subsidiary) from the issue or sale of Disqualified Stock or Indebtedness of the Issuer or a Restricted Subsidiary that has been converted or exchanged for Qualified Equity Interests (other than any such Disqualified Stock or converted or exchanged Indebtedness sold to and held by a Restricted Subsidiary) plus the amount of Net Cash Proceeds and Fair Market Value of any other consideration received by the Issuer or any Restricted Subsidiary upon such conversion or exchange of Disqualified Stock or Indebtedness, minus (c) the aggregate amount of all Restricted Payments made on or after the Closing Time and all Designation Amounts arising after the Closing Time, but only to the extent the amount set forth in this clause (c) would exceed the amount determined under subclause (i) of clause (c) of Section 8.02(A), plus (d) in the case of the disposition or repayment of any Investment which has been deducted pursuant to clause (c) of this definition, an amount equal to the lesser of the return of capital with respect to such Investment and the amount of such Investment which has been deducted pursuant to such clause (c), plus (e) in the case of any Revocation with respect to any Subsidiary that was made the subject of Designation after the Closing Time and as to which a Designation Amount has been deducted pursuant to clause (c) of this definition, an amount equal to the lesser of such Designation Amount or the Fair Market Value of the Investment of the Issuer and the other Restricted Subsidiaries in such Subsidiary at the time of Revocation.

          "Transaction Date" means the date of the transaction giving rise to
           ----------------
the need to calculate the Consolidated Leverage Ratio.

          "Transaction Documents" means, collectively, this Agreement, the
           ---------------------
Exchange and Registration Rights Agreement, the Stockholders Agreement, the Notes, the Exchange

Notes, the Warrants and all certificates, instruments, financial and other statements and other documents made or delivered in connection herewith and therewith.

          "Transactions" means, collectively, the transactions provided for in,
           ------------
or contemplated by, the Transaction Documents.

          "Treasury Yield" means the yield to maturity at the time of
           --------------
computation of United States Treasury securities with a constant maturity (as compiled by and published in the most recent Federal Reserve Statistical Release H.15(519) which has become publicly available at least two Business Days prior to the date fixed for redemption (or, if such Statistical Release is no longer published, any publicly available source of similar data)) most nearly equal to the then remaining average life of the Securities; provided, that if the average life of the Securities is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the average life of the Securities is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

          "United States" shall have the meaning assigned to such term in
           -------------
Regulation S.

          "Unrestricted Subsidiary" means any Subsidiary of the Issuer that is
           -----------------------
designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution in accordance with the provisions of Section 8.02. Any such Designation by the Board of Directors shall be evidenced by a Board Resolution giving effect to such Designation and an Officers' Certificate certifying that such Designation complied with the foregoing conditions and was permitted by
Section 8.02. The Board of Directors may at any time revoke the Designation of a Subsidiary as an Unrestricted Subsidiary in accordance with the provisions of
Section 8.02.

          "Voting Agreement" means the Voting Agreement dated as of June 30,
           ----------------
1999 among the Issuer and certain of its shareholders annexed hereto as Exhibit
                                                                        -------
J-1, as amended on January 28, 2000 annexed hereto as Exhibit J-2 (the "Voting
---                                                   -----------       ------
Agreement Amendment").
-------------------

          "Voting Stock" of any Person as of any date means the Capital Stock of
           ------------
such Person that is at the time entitled to vote in the election of the board of directors of such Person.

          "Warrants" is defined in the first recital to this Agreement.
           --------

          "Warrant Shares" shall, with respect to Series A Warrants, have the
           --------------
meaning provided in the Series A Warrants, and, with respect to the Series B Warrants, have the meaning provided in the Series B Warrants, collectively.

          "Weighted Average Life to Maturity" means, when applied to any
           ---------------------------------
Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

          "Wholly Owned Restricted Subsidiary" of any Person means a Restricted
           ----------------------------------
Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by such Person and one or more Wholly Owned Restricted Subsidiaries of such Person or by one or more Wholly Owned Restricted Subsidiaries of such Person.

          1.02.  Computation of Time Periods. For purposes of computation of
                 ---------------------------
periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

          1.03.  Accounting Terms. Accounting terms used but not otherwise
                 ----------------
defined herein shall have the meanings provided, and be construed in accordance with, GAAP.

                                   SECTION 2

        AUTHORIZATION, ISSUANCE AND SALE OF SECURITIES; REORGANIZATION
        --------------------------------------------------------------

          2.01.  Authorization of Issue. The Issuer has authorized the issue
                 ----------------------
and sale of (i) $188,500,000 aggregate principal amount at maturity of Notes, each Note to be in the form of Exhibit A hereto, (ii) Series A Warrants to
                               ---------
purchase 3,114,160 shares of Common Stock, each Series A Warrant to be in the form of Exhibit B hereto, and (iii) Series B Warrants to purchase 1,070,160
        ---------
shares of Common Stock, each Series B Warrant to be in the form of Exhibit C
                                                                   ---------
hereto.

          2.02.  Sale. On the basis of the representations and warranties herein
                 ----
contained and subject to the terms and conditions herein set forth, the Issuer agrees to sell to each Purchaser, and each Purchaser, acting severally and not jointly, agrees to purchase from the Issuer, the aggregate principal amount at maturity of Notes and the aggregate number of associated Warrants, in each case, set forth in Schedule A opposite the name of such Purchaser or its nominee at a
             ----------
purchase price (the "Purchase Price") of 53.291% of the principal amount at
                     --------------
maturity of Notes so set forth together with accrued original issue discount to the extent the Closing Time is after February 2, 2000. The Issuer shall not be obligated to close in the event any Purchaser defaults in its obligations hereunder. Each Purchaser's obligation to close is conditioned upon each of the other Purchasers fulfilling its obligation to close.

          2.03.  Closing. The purchase and sale of Securities pursuant to this
                 -------
Agreement shall occur at the offices of Cahill Gordon & Reindel, 10:00 A.M. (New York City time), on February 2, 2000, or such other time as shall be agreed upon by the Purchasers and the Issuer (such time and date of payment and delivery being herein called the "Closing Time"). At the Closing Time, the Issuer will
                         ------------
deliver to each Purchaser certificates for the Securities to be purchased by such Purchaser at the Closing Time, in such denominations (in the case of the Notes any integral multiple of $1,000 principal amount at maturity) as such Purchaser may request, dated the Closing Time and registered in such Purchaser's name, against payment by such Purchaser to the Issuer by wire transfer of immediately available funds in the amount of the Purchase Price to be paid by such Purchaser therefor to such bank account or accounts as the Issuer may request in writing at least two Business Days prior to the Closing Time.

          2.04.  Allocation of Purchase Price. For all income tax purposes, the
                 ----------------------------
Issuer and the Purchasers agree that each $532.91 of the Purchase Price paid by each Purchaser shall be allocable as follows: $453.65 to each $1,000 principal amount at maturity of Notes, $79.26 to the portion of any Series A Warrant that is associated with $1,000 principal amount at maturity of Notes and $0 to the portion of any Series B Warrant that is associated with $1,000 principal amount at maturity of Notes. The tax and reporting basis of the Securities under the Code by the Issuer and the Purchasers shall be consistent with the foregoing.

          2.05.  Reorganization. Notwithstanding anything herein to the
                 --------------
contrary, the Issuer and its Subsidiaries will be permitted to undertake the Reorganization at any time and, upon the effectiveness of such Reorganization, Opco (if it is the Issuer) will be released from all of the Obligations hereunder; provided that the holding company resulting from the Reorganization shall have assumed all of the Obligations of the Issuer hereunder and under the other Transaction Documents and shall be substituted for (so that from and after the date of the Reorganization, the provisions of this Agreement referring to the "Issuer" shall refer instead to the new holding company and not to the prior issuer), and may exercise every right and power of, the Issuer under this Agreement hereunder and under the other Transaction Documents with the same effect as if it had been named herein as the issuer and the prior issuer shall be released from the Obligations hereunder and under the other Transaction Documents. The Warrants will become exercisable solely for shares of the new holding company and will become obligations solely of the new holding company as well in accordance with their terms.

                                   SECTION 3

                             CONDITIONS TO CLOSING
                             ---------------------

          Each Purchaser's several obligation to purchase and pay for the Securities to be purchased by it at the Closing Time is subject to the satisfaction or waiver by each Purchaser prior to or at the Closing Time of each of the conditions specified below in this Section 3:

          3.01.  Representations and Warranties. Each of the representations and
                 ------------------------------
warranties of the Issuer in this Agreement and in each of the other Transaction Documents shall be true and correct when made and at and as of the Closing Time as if made on and as of the Closing Time (unless expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date and, in any such case, there shall not have occurred since such date and prior to the Closing Time any developments with respect to the subject matter of any such representation and warranty which would have a Material Adverse Effect as determined by the Purchasers in their reasonable judgment).

          3.02.  Performance; No Default Under Other Agreements. The Issuer
                 ----------------------------------------------
shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement and each of the other Transaction Documents required to be performed or complied with by it prior to or at the Closing Time, and after giving effect to the issue and sale of the Securities and the other Transactions (and the application of the proceeds thereof as contemplated by Section 4.15 hereof and the other Transaction Documents), no Default shall have occurred and be continuing and no default or event of default shall have occurred and be continuing under any of the other Transaction Documents.

          3.03.  Compliance Certificates.
                 -----------------------

          (a)    Officers' Certificate. The Issuer shall have delivered to the
                 ---------------------
Purchasers an Officers' Certificate, dated the Closing Time, in the form of Exhibit F hereto, certifying that the conditions specified in Sections 3.01,
---------
3.02, 3.05, 3.07 and 3.09 have been fulfilled.

          (b)    Secretary's Certificate. The Issuer shall have delivered to the
                 -----------------------
Purchasers a certificate substantially in the form of Exhibit G hereto
                                                      ---------
certifying as to the Issuer's certificate of incorporation, bylaws and resolutions attached thereto, the incumbency and signatures of certain officers of the Issuer and other corporate proceedings of the Issuer relating to the authorization, execution and delivery of the Securities, this Agreement, the Exchange and Registration Rights Agreement and the other Transaction Documents to the extent the Issuer is a party thereto.

          3.04.  Opinions of Counsel. Such Purchaser shall have received the
                 -------------------
favorable opinions in form and substance satisfactory to it, dated the Closing Time, from (i) Cahill Gordon & Reindel, special New York counsel for the Issuer,
(ii) Larry Beilenson, Esq., General Counsel of the Issuer and (iii) Thompson Coburn LLC, Missouri counsel to the Issuer, substantially in the forms set forth in Exhibits H-1, H-2 and H-3, respectively.
   ------------  ---     ---

          3.05.  No Adverse Events; No Operations of the Issuer. (i) None of the
                 ----------------------------------------------
Issuer or any of its Subsidiaries shall have sustained since September 30, 1999 any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree and (ii) except for the reincorporation transaction and the 2.5-for-one stock split effected on January 25, 2000 or as contemplated by Sections 3, 4.01 and 4.20, since September 30, 1999 there shall not have been any material change in the capital stock or long-term debt of the Issuer or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the business, management, operations, condition (financial or otherwise) or assets of the Issuer and its Subsidiaries.

          3.06.  Proceedings and Documents. All corporate and other proceedings
                 -------------------------
in connection with the Transactions and the other transactions contemplated by this Agreement and the other Transaction Documents, and all documents and instruments incident to such transactions and the terms thereof, shall be reasonably satisfactory to such Purchaser and such Purchasers' special counsel, and such Purchaser and the Purchasers' special counsel shall have received all such counterpart originals or certified or other copies of such documents as it or they may reasonably request. All identified fees owing to, and all expenses reimbursable by, the Issuer and its Affiliates as of the Closing Time pursuant to this Agreement shall have been paid in full.

          3.07.  Purchase Permitted by Requirements of Law, etc. At the Closing
                 ----------------------------------------------
Time, such Purchaser's purchase of the Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which it is subject, (b) not violate any Requirement of Law (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any Requirement of Law, which Requirement of Law was not in effect on the date hereof.

          3.08.  Transaction Documents in Force and Effect. The Exchange and
                 -----------------------------------------
Registration Rights Agreement in the form of Exhibit D and the Registration
                                             ---------
Rights and Stockholders Agreement in the form of Exhibit E shall have been duly
                                                 ---------
executed and delivered by the parties thereto.

          3.09.  No Violation; No Legal Constraints; Consents, Authorizations
                 ------------------------------------------------------------
and Filings, etc.
----------------

          (a) The consummation by the Issuer and its Subsidiaries of the Transactions shall not contravene, violate or conflict with any Requirement of Law.

          (b) The Issuer shall have received (i) a consent from holders of at least 60% of the outstanding shares of Series A Preferred Stock of the Issuer for an increase by, and designation contemplated by Section 3.2 of the Stockholders Agreement of, one additional member to the Board of Directors, (ii) the approval of at least one director representing the Series A Preferred Stock to the effective waiver of the application of the anti-dilution adjustments in the Series A Preferred Stock pursuant to Section 5.7(b)(i) of the Certificate of Designations related thereto and (iii) a waiver from holders of at least a majority of the outstanding shares of Series A Preferred Stock that no right of first refusal shall exist under the Amended and Restated Investors' Rights Agreement, dated June 30, 1999. The Voting Agreement shall have been amended by stockholders of the Issuer representing a majority of the issued and outstanding Voting Stock of the Issuer as of the Closing Time to provide that, subject to the terms thereof, such stockholders will vote for the member designated under
Section 3.2 of the Stockholders Agreement. The foregoing amendment shall be in the form of Exhibit J-2. All other consents, authorizations and filings, if
            -----------
any, required in connection with the execution, delivery and performance by the Issuer, and its Subsidiaries of the Transaction Documents to which it is a party shall have been obtained or made and shall be in full force and effect, except, in the case of the Exchange and Registration Rights Agreement and the Stockholders Agreement, for such consents, authorizations and filings which are required under federal or state securities laws.

          (c) There shall be no inquiry, injunction, restraining order, action, suit or proceeding pending or entered or any statute or rule proposed, enacted or promulgated by any Governmental Authority or any other Person which, in the opinion of the Purchasers, (i) individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect or which seeks to enjoin or seek damages against the Issuer, or any of the Issuer's Subsidiaries or any of the Purchasers as a result of the Transactions, including the issuance of the Notes, (ii) relates to any of the Transactions and has or will have a material adverse effect on any Purchaser, (iii) alleges liability on the part of any Purchaser in connection with this Agreement, any other Transaction Documents or the Transactions or any of the other transactions contemplated hereby or thereby or (iv) would bar the issuance of the Securities or the use of the proceeds thereof in accordance with the terms of this Agreement and the other Transaction Documents.

                                   SECTION 4

                 REPRESENTATIONS AND WARRANTIES OF THE ISSUER
                 --------------------------------------------

          The Issuer represents and warrants to each of the Purchasers as of the date hereof and as of the Closing Time that:

          4.01.  Financial Condition.
                 -------------------

          (a) The unaudited pro forma consolidated balance sheet of the Issuer and its consolidated Subsidiaries as of September 30, 1999 (the "Pro
                                                                        ---
Forma Balance Sheet"), copies of which have heretofore been furnished to each
-------------------
Purchaser, has been prepared giving effect (as if such events had occurred on such date) to (i) the Securities to be purchased at the Closing Time, (ii) the execution, delivery and initial funding under the Credit Agreement and the use of proceeds thereof and (ii) the payment of fees and expenses in connection with the foregoing. The Pro Forma Balance Sheet has been prepared based on the best information available to the Issuer as of the date of delivery thereof, and presents fairly on a pro forma basis the financial position of Issuer and its consolidated Subsidiaries as of September 30, 1999, assuming that the events specified in the preceding sentence had actually occurred at such time.
Schedule 4.01 sets forth the outstanding Indebtedness of the Issuer and its
-------------
consolidated Subsidiaries as of the date hereof.

          (b) The audited consolidated balance sheets of the Issuer and its Subsidiaries as at December 31, 1998, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from KPMG, present fairly the consolidated financial condition of the Issuer at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited interim consolidated balance sheet of the Issuer and the related unaudited consolidated statements of income and cash flows for the three-month period ended March 31, 1999, the six-month period ended June 30, 1999 and the nine-month period ended September 30, 1999, present fairly the consolidated financial condition of the Issuer as at such date, and the consolidated results of its operations and its consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments and the absence of footnotes); provided that, as previously disclosed to the Purchasers, the financial information for the nine-month period ended September 30, 1999 (and all periods included therein) are to be restated as required by SAB 101 (relating to the recognition of installation fees over the life of a customer contract), for bonus accruals for bonuses approved after September 30, 1999 and for restructuring charges relating to the relocation to the San Francisco Data Center. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). The Issuer and its Subsidiaries do not have any material guarantee obliga-tions, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph.

          4.02.  No Change. Since September 30, 1999, there has been no
                 ---------
development or event that has had or could reasonably be expected to have a Material Adverse Effect.

          4.03.  Corporate Existence; Compliance with Law. Each of the Issuer
                 ----------------------------------------
and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          4.04.  No Legal Bar. The execution, delivery and performance of this
                 ------------
Agreement and the other Transaction Documents, the issuance of the Securities and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of the Issuer or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Credit Agreement).

          4.05.  Litigation. No litigation, investigation or proceeding of or
                 ----------
before any arbitrator or Governmental Authority is pending or, to the knowledge of the Issuer, threatened by or against the Issuer or any of its Subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Transaction Documents or any of the Transactions contemplated hereby or thereby or (b) that could reasonably be expected to be material to its business or operations.

          4.06.  No Default. Neither the Issuer nor any of its Subsidiaries is
                 ----------
in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing. The binding Memorandum of Understanding dated January 19, 2000 between the Issuer and Viatal Corp. will require third party consents and approvals for the Issuer to comply with its obligations thereunder, and for the benefits of such arrangements, if any to be realized.

          4.07.  Ownership of Property; Liens. Each of the Issuer and its
                 ----------------------------
Subsidiaries has title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by Section 8.08. All material leases under which the Issuer or any Restricted Subsidiary is a lessor or lessee are in full force and effect.

          4.08.  Intellectual Property. The Issuer and each of its Subsidiaries
                 ---------------------
owns, or is licensed to use, or could obtain the right to use on terms not materially adverse, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does the Issuer know of any valid basis for any such claim. The use of Intellectual Property by the Issuer and its Subsidiaries does not infringe on the rights of any Person in any respect that could reasonably be expected to have a Material Adverse Effect.

          4.09.  Taxes. Each of the Issuer and each of its Subsidiaries has
                 -----
filed or caused to be filed all Federal, state and other material Tax Returns that are required to be filed and has paid all taxes shown to be due and payable on said Tax Returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any of the amount or validity that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Issuer or its Subsidiaries, as the case may be); to the knowledge of the Issuer no Lien for overdue Taxes has been filed, and no claim is being asserted, with respect to any such tax, fee or other charge.

          4.10.  Federal Regulations. No part of the proceeds of the Securities
                 -------------------
will be used for "buying" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the regulations of the Board of Governors of the Federal Reserve System.

          4.11.  Labor Matters. Except as, in the aggregate, could not
                 -------------
reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against the Issuer or any of its Subsidiaries pending or, to the knowledge of the Issuer, threatened; (b) hours worked by and payment made to employees of the Issuer and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from the Issuer or any of its Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the Issuer or the relevant Subsidiary.

          4.12.  ERISA.  Neither a Reportable Event nor an "accumulated funding
                 -----
deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has oc-curred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Issuer nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Issuer nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Issuer or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in reorganization within the meaning of Section 4241 of ERISA or insolvent within the meaning of Section 4245 of ERISA.

          4.13.  Investment Company Act; Other Regulations. Neither the Issuer
                 -----------------------------------------
nor any of its Subsidiaries is an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended. Neither the Issuer nor any of its Subsidiaries is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.

          4.14.  Subsidiaries.  (a) Schedule 4.14 sets forth the name and
                 ------------       -------------
jurisdiction of incorporation of each Subsidiary and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by the Issuer and/or its Subsidiaries and (b) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than directors and directors' qualifying shares) of any nature relating to any Capital Stock of the Issuer or any Subsidiary, except as created by the Transaction Documents. All of the outstanding shares of Capital Stock of each Subsidiary of the Issuer shown on Schedule 4.14 as being owned by the Issuer and/or one or more of its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Issuer and/or one or more of its Subsidiaries, free and clear of all Liens other than pursuant to the Credit Agreement.

          4.15.  Use of Proceeds. The net proceeds (after fees and expenses) of
                 ---------------
the sale of the Securities shall be used (a) for the construction, expansion, development or acquisition of assets to be used in a Permitted Business including for the San Francisco Data Center and Asset Acquisitions and (b) for working capital and general corporate purposes of the Issuer and its Restricted Subsidiaries.

          4.16.  Environmental Matters. Except as, in the aggregate, could not
                 ---------------------
reasonably be expected to have a Material Adverse Effect:

          (a) to the best of the Issuer's knowledge, the facilities and properties owned, leased or operated by the Issuer or any of its Subsidiaries, including without limitation, the San Francisco Data Center (the "Properties"), do not contain, and have not previously contained
           ----------
     during the time of Issuer's control and use thereof, any Materials of Environmental Concern in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could give rise to liability under, any Environmental Law;

          (b)    except as set forth on Schedule 4.04, neither the Issuer nor
                                        -------------
     any of its Subsidiaries has received or is aware of any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the business operated by the Issuer or any of its Subsidiaries (the "Business"), nor does the Issuer
                                             --------
     have knowledge or reason to believe that any such notice will be received or is being threatened;

          (c) Materials of Environmental Concern have not been transported or disposed of by Issuer from the Properties in violation of, or in a manner or to a location that could give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law;

          (d) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Issuer, threatened, under any Environmental Law to which the Issuer or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business;

          (e) there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Issuer or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws;

          (f) to the best of the Issuer's knowledge, the Properties and all operations at the Properties by Issuer are in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the Business; and

          (g) neither the Issuer nor any of its Subsidiaries has expressly assumed any liability of any other Person under Environmental Laws.

          4.17.  Accuracy of Information, etc. No statement or information
                 ----------------------------
contained in this Agreement, any other Transaction Document, or any other document, certificate or statement furnished by or on behalf of the Issuer or any of its Subsidiaries to the Purchasers for use in connection with the transactions contemplated by this Agreement or the other Transaction Documents when taken together with all other such statements and information furnished, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in
                                 --- -----
the materials referenced in Section 4.01, as supplemented or modified from time to time, are based upon good faith estimates and assumptions believed by management of the Issuer to be reasonable at the time made, it being recognized by the Purchasers that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact known to the Issuer or any of its Subsidiaries that it presently believes in good faith could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein or in the other Transaction Documents.

          4.18.  Solvency. The Issuer and any of its Subsidiaries is, and after
                 --------
giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be and will continue to be, Solvent.

          4.19.  Year 2000 Matters. Any reprogramming required to permit the
                 -----------------
proper functioning (but only to the extent that such proper functioning would otherwise be impaired by the occurrence of the year 2000) in and following the year 2000 of computer systems and other equipment containing embedded microchips, in either case owned or operated by the Issuer or any of its Subsidiaries or used or relied upon in the conduct of their business (including any such systems and other equipment supplied by others or with which the computer systems of the Issuer or any of its Subsidiaries interface), and the testing of all such systems and other equipment as so reprogrammed, have been completed. The costs to the Issuer and its Subsidiaries for such reprogramming and testing and for the other reasonably foreseeable consequences to them of any improper functioning of other computer systems and equipment containing embedded microchips due to the occurrence of the year 2000 could not reasonably be expected to result in a Default or to have a Material Adverse Effect.

          4.20.  Capitalization. As of the date of this Agreement, the
                 --------------
authorized Capital Stock of the Issuer consists of 100,000,000 shares of its Common Stock, of which

14,659,524.00 shares were issued and outstanding and 5,760,352 shares were subject to options and 378,448.375 shares were subject to a Class A Warrant issued to The Chase Manhattan Bank, and 5,000,000 shares of its Series A Preferred Stock, of which 4,275,701 shares were issued and outstanding and convertible into 10,689,261 shares of Common Stock of the Issuer. All the issued and outstanding shares of Common Stock (including all shares of Common Stock to be issued upon the exercise of warrants, options or the Series A Preferred Stock) have been duly authorized and are (or in the case of Common Stock issued upon exercise of warrants or options or the Series A Preferred Stock, will be) validly issued, fully paid and nonassessable and are (or in the case of Common Stock issued upon exercise of warrants, options, the Series A Preferred Stock, will be) free of preemptive rights. Except for the foregoing and as further detailed on Schedule 4.20, there are no securities of the Issuer or any of its
            -------------
Subsidiaries that are convertible into or exchangeable for shares of any Capital Stock of the Issuer or any of its Subsidiaries, and no options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate the Issuer or any of its Subsidiaries to issue, transfer or sell any shares of Capital Stock of, or other interests in, the Issuer or any of its Subsidiaries. No antidilution or other adjustments to the number or type of shares of Common Stock issuable upon exercise, conversion or exchange of any such securities or under any such agreements or arrangements will be required by reason of the Transactions or any such adjustments have been waived in writing. Except as set forth on Schedule 4.20, there are no
                                          -------------
outstanding obligations of the Issuer or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Capital Stock of the Issuer or any of its Subsidiaries and neither the Issuer nor any of its Subsidiaries has any awards or options outstanding under any stock option plans or agreements or any other outstanding stock-related awards. Except as annexed hereto as Exhibit J-1
                                                                    -----------
and Exhibit J-2 and set forth on Schedule 4.20 and as reflected in the Issuer's
    -----------                  -------------
Certificate of Incorporation, Certificate of Designations and Bylaws, there are no voting trusts or other agreements or understandings to which the Issuer or any of its Subsidiaries is a party with respect to the holding, voting or disposing of Capital Stock of the Issuer or any of its Subsidiaries. As of the date hereof, neither the Issuer nor any of its Subsidiaries has any outstanding bonds, debentures, notes or other obligations or other securities (other than the Common Stock) that entitle the holders thereof to vote with the stockholders of the Issuer or any of its Subsidiaries on any matter or which are convertible into or exercisable for securities having such a right to vote. The Series A Warrants represent, as of the Closing Time, approximately 9% of the outstanding Common Stock of the Issuer, determined on a fully diluted basis as though all outstanding Equity Interests convertible, exchangeable or exercisable for Common Stock other than the Series B Warrants, had been so converted, exchanged or exercised and the Series B Warrants represent, as of the Closing Time, approximately 3% of the outstanding Common Stock of the Issuer, determined on a fully diluted basis as though all outstanding Equity Interests convertible, exchangeable or exercisable for Common Stock had been so converted, exchanged or exercised.

          4.21.  Due Authorization, Execution and Delivery.
                 -----------------------------------------

          (a)    Agreement. This Agreement has been duly authorized, executed
                 ---------
and delivered by the Issuer and constitutes a valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to the Enforceability Exceptions.

          (b)    Notes and Exchange Notes. The Notes to be purchased by the
                 ------------------------
Purchasers from the Issuer are in the form contemplated by this Agreement, have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Issuer at the Closing Time as provided herein, will have been duly executed, issued and delivered by the Issuer, and will constitute valid and legally binding obligations of the Issuer, enforceable against it in accordance with their terms, subject to the Enforceability Exceptions. If and when the Exchange Notes are issued pursuant to the Exchange and Registration Rights Agreement and this Agreement in accordance with the terms thereof and hereof, the Exchange Notes will have been duly authorized for issuance by the Issuer, will have been duly executed, issued and delivered by the Issuer, and will constitute valid and legally binding obligations of the Issuer, enforceable against it in accordance with their terms, subject to the Enforceability Exceptions.

          (c)    Exchange and Registration Rights Agreement. The Exchange and
                 ------------------------------------------
Registration Rights Agreement has been duly authorized, executed and delivered by the Issuer and constitutes a valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to the Enforceability Exceptions.

          (d)    Warrants and Common Stock. The Issuer has the requisite
                 -------------------------
corporate power and authority to execute, deliver and perform its obligations under the Warrants. The Warrants have been duly and validly authorized by the Issuer and, when executed and delivered by the Issuer (assuming the due countersignature, execution and delivery by the Warrant Agent), will constitute valid and legally binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, except that the enforcement thereof may be limited by the Enforceability Limitations. The Common Stock has been duly reserved for issuance by the Issuer for issuance upon exercise of the Warrants in sufficient number to cover the exercise of all of the Warrants, and the issuance of the Common Stock upon exercise of the Warrants has been duly authorized, and the Common Stock, when delivered upon exercise of and in accordance with the terms of the Warrant Certificate, will be validly issued, fully paid and non-assessable, free and clear of all Liens created by the Issuer or any of its Subsidiaries and no holder of any securities of the Issuer has any preemptive or other similar rights to subscribe for or to purchase any common stock of the Issuer arising by operation of the General Corporation Law of the State of Delaware or under the Certificate of Incorporation, Certificate of Designations relating to the Series A Preferred Stock or bylaws of the Issuer, copies of which are attached as Exhibit I hereto, or pursuant to the terms of any agreement or
                ---------
instrument to which the Issuer is a party.

          (e)    Stockholders Agreement. The Stockholders Agreement has been
                 ----------------------
duly authorized, executed and delivered by the Issuer and constitutes a valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to the Enforceability Exceptions. It is acknowledged that the ability of holders of Warrants and Warrant Shares to secure the benefits of Section 3.2 of the Registration Rights and Stockholders Agreement depends upon the ability of the holders of Warrants and Warrant Shares to enforce the Voting Agreement and the Voting Agreement Amendment against sufficient stockholders to elect the designee of the holders of Warrants and Warrant Shares.

          4.22.  Private Offering; No Integration or General Solicitation.
                 --------------------------------------------------------

          (a) Subject to compliance by the Purchasers with the representations and warranties set forth in Section 5 hereof and with the procedures set forth in Section 10 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers and to any Person to whom any Purchaser sells any of such Securities (each, a "Subsequent
                                                                    ----------
Purchaser") in the manner contemplated by this Agreement to register the
---------
Securities under the Securities Act, or, in the case of the Notes, until such time as the Exchange Notes are issued or the Notes or Exchange Notes are otherwise registered pursuant to an effective registration statement under the Securities Act, to qualify an indenture relating to the Notes or Exchange Notes under the TIA.

          (b) The Issuer has not, directly or indirectly, offered, sold or solicited any offer to buy and will not, directly or indirectly, offer, sell or solicit any offer to buy, any security of a type or in a manner which would be integrated with the sale of the Securities and require the Securities to be registered under the Securities Act. None of the Issuer or its Affiliates or any Person acting on its or any of their behalf (other than the Purchasers, as to whom the Issuer make no representation or warranty) has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) in connection with the offering of the Securities. With respect to the Securities, if any, sold in reliance upon the exemption afforded by Regulation S: (i) none of the Issuer, its Affiliates or any Person acting on its or their behalf (other than the Purchasers, as to whom the Issuer makes no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (ii) each of the Issuer and its Affiliates and any Person acting on its or their behalf (other than the Purchasers, as to whom the Issuer make no representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

          4.23.  Eligibility for Resale Under Rule 144A. The Securities are
                 --------------------------------------
eligible for resale pursuant to Rule 144A and will not, at the Closing Time, be of the same class as secu-rities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted on a U.S. automated interdealer quotation system.

                                   SECTION 5

                       REPRESENTATIONS OF THE PURCHASERS

          Each Purchaser severally and not jointly represents and warrants to the Issuer as of the date hereof and as of the Closing Time as follows:

          5.01.  Purchase for Investment.
                 -----------------------

          (a) Such Purchaser is acquiring the Securities for its own account, for investment and not with a view to any distribution thereof within the meaning of the Securities Act.

          (b) Such Purchaser understands that (i) the Securities have not been registered under the Securities Act and are being issued by the Issuer in transactions exempt from the registration requirements of the Securities Act and
(ii) the Securities may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from registration under the Securities Act.

          (c) Such Purchaser further understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to such Purchaser) promulgated under the Securities Act depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

          (d) Such Purchaser did not, and is not obligated to, pay any broker or finder in connection with the transactions contemplated in this Agreement.

          (e)    Such Purchaser is a Qualified Institutional Buyer.

          (f) Such Purchaser is aware of the Issuer's business affairs and financial condition and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities and such Purchaser is capable of bearing the economic risks of such investment for an indefinite period of time.

          (g) Such Purchaser understands the lack of liquidity and restrictions on transfer of the Securities and that this investment is suitable only for a person or entity of adequate financial means that has no need for liquidity of this investment and that can afford a total loss of its investment.

          (h) Such Purchaser has had the opportunity to make all inquiries of the Issuer and its Subsidiaries and management for the purpose of evaluating its investment in the Securities and the risk factors attendant to an investment such as this and is satisfied with the scope and extent of its investigations and the responses to such inquiries and requires no additional information to make an informed decision. Such Purchaser acknowledges that it is not relying upon any Person other than itself in making its investment decision and is fully accountable therefor, subject to the accuracy of the representations and warranties of the Issuer contained herein.

          (i) In the case of Chase Securities, Chase Securities may resell the Securities that it is acquiring hereunder to investors affiliated with Caravelle and Sankaty Advisors and represents and warrants that such investors have made the other representations in this Section 5.01 to it and that such transfers will comply Section 9 hereof. The Issuer agrees that, for purposes of any rights hereunder available solely to an original Purchaser, that Chase Securities may assign such rights to such transferees.

                                   SECTION 6

                       COVENANTS TO PROVIDE INFORMATION
                       --------------------------------

          The Issuer covenants and agrees that until the principal amount of (and premium, if any, on) all the Notes, and all interest, Special Interest and other obligations hereunder in respect thereof, shall have been paid in full, and while any Warrants or Warrant Shares shall remain outstanding:

          6.01.  Future Reports to Holders. The Issuer shall deliver to each
                 -------------------------
Holder:

          (a)    Quarterly Statements. As soon as available, but in any event
                 --------------------
     within forty-five (45) days after the end of each quarter, duplicate copies of:

                 (i) consolidated and consolidating balance sheets of the Issuer and its Subsidiaries as at the end of such quarter, and

                 (ii) consolidated and consolidating statements of income, stockholders' equity and cash flows of the Issuer and its Subsidiaries, for such quarter and for the portion of the fiscal year ending with such quarter, in each case setting forth in comparative form the figures for the corresponding periods in the prior fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to periodic financial statements generally, and fairly presenting, in all material respects, the financial position of the Persons being reported on and their results of operations and cash flows, subject to changes resulting from normal year-end adjustments that will not be material in amount or effect, and accompanied by a certificate of the chief financial officer of the Issuer to the foregoing effect; provided, that if the Issuer is then subject to the reporting requirements under Section 13 or Section 15(d) of the Exchange Act, the delivery by the Issuer to such Holder of a Quarterly Report on Form 10-Q or any successor form within the time periods above described shall satisfy the requirements of this Section 6.01(a). The consolidating balance sheet and statements of income, stockholders' equity and cash flows required by this paragraph may be in the form contained in the notes to the financial statements included in a Form 10-Q.

          (b)    Annual Statements. As soon as available, but in any event
                 -----------------
     within ninety (90) days after the end of each fiscal year of the Issuer, duplicate copies of:

                 (i) consolidated and consolidating balance sheets of the Issuer and its Subsidiaries as at the end of such year, and

                 (ii) consolidated and consolidating statements of income, stockholders' equity and cash flows of the Issuer and its Subsidiaries for such year,

     in each case setting forth in comparative form the figures for the prior fiscal year, all in reasonable detail, prepared in accordance with GAAP, fairly presenting, in all material respects, the financial position of the Persons being reported on and their results of operations and cash flows, and accompanied by:

                 (A) an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements (other than consolidating statements) present fairly, in all material respects, the financial position of the Persons being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements (other than consolidating statements) has been made in accordance with generally accepted auditing standards in the United States, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                 (B) a certificate of the chief financial officer of the Issuer stating that such financial statements have been prepared in accordance with GAAP applicable to periodic financial statements generally and fairly present, in all material respects, the financial position of the Persons being reported on and their results of operations and cash flows;

     provided, however, that if the Issuer is then subject to the reporting requirements under Section 13 or Section 15(d) of the Exchange Act, the delivery by the Issuer to such Holder of an Annual Report on Form 10-K or any successor form within the time periods above described shall satisfy the requirements of this Section 6.01(b). The consolidating balance sheet and statements of income, stockholders' equity and cash flows required by this paragraph may be in the form contained in the notes to the financial statements included in a Form 10-K.

          (c)    Chief Financial Officer Certificates. Concurrently with the
                 ------------------------------------
     delivery of the financial statements referred to in subsections (a) and (b) of this Section 6.01, an Officers' Certificate (of which one of the signatories shall be the chief financial officer of the Issuer) (i) stating that, to the best of such Officers' knowledge after due inquiry, each of the Issuer and its Subsidiaries has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Transaction Documents to be observed, performed or satisfied by it and that such Officer has obtained no knowledge of any Default, except as specified in such Officers' Certificate, and (ii) in the case of the certificate delivered to the Holders, showing as of the end of the related fiscal period the figures and calculations supporting such statement in respect of Sections 8.02 and 8.04 of this Agreement (but without the necessity of providing the identities of customers under Section 8.04(b)(vi)).

          (d)    Other Information. Promptly upon their becoming available,
                 -----------------
     copies of all financial statements, reports, notices and proxy statements sent to its securityholders or made available generally by the Issuer or any of its Subsidiaries and all regular and periodic reports and all registration statements and final prospectuses, if any, filed by the Issuer or any of its Subsidiaries with any securities exchange or with the Commission or any Governmental Authority succeeding to any of its functions.

          (e)    Notice of Default. Promptly, but in any event within three (3)
                 -----------------
     Business Days, after any Officer of the Issuer becomes aware of the existence of any Default or that any Person has given any notice or taken any other action with respect to a claimed Default, a written notice thereof to the Holders specifying the nature and existence thereof and what action the Issuer is taking or proposes to take with respect thereto.

          (f)    Additional Information to Holders of Other Indebtedness.
                 -------------------------------------------------------
     Simultaneously with the furnishing of such information to any other holder of Debt Securities of the Issuer or any of its Subsidiaries, (i) copies of all other financial statements, reports or projections with respect to the Issuer or its Subsidiaries which are broader in scope or on a more frequent basis than the Issuer is otherwise required to provide under this Agreement and (ii) copies of all studies, reviews, reports or assessments relating to environmental matters that reveal circumstances, events or other matters that would reasonably be expected to have a Material Adverse Effect.

          (g)    Original Issue Discount Information. All original issue
                 -----------------------------------
     discount information relating to the Notes as may be required by applicable law.

          (h)    Credit Agreement. Promptly after the occurrence thereof, copies
                 ----------------
     of any amendment, waiver or other modification of the terms of the Credit Agreement.

          6.02.  Information to be Provided Pursuant to Rule 144A(d)(4). As long
                 ------------------------------------------------------
as the Securities are "restricted securities" (within Rule 144 of the Securities
Act), for the benefit of Holders and beneficial owners from time to time of such Securities, the Issuer shall, upon the request of any such holder or beneficial owner, furnish, at its expense, to holders and beneficial owners of such Securities and prospective purchasers thereof information satisfying the requirements of subsection (d)(4) of Rule 144A.

                                   SECTION 7

                          OTHER AFFIRMATIVE COVENANTS
                          ---------------------------

          The Issuer further covenants and agrees with each Holder that until the principal amount of (and premium, if any, on) all the Notes, and all interest, Special Interest and other obligations hereunder in respect thereof, shall have been paid in full:

          7.01.  Payment of Principal, Premium and Interest. The Issuer shall
                 ------------------------------------------
duly and punctually pay the principal of (and premium, if any, on) and all interest (including Special Interest) on the Notes in accordance with the terms of the Notes and this Agreement.

          The Issuer shall pay interest on overdue principal (including post-petition interest during a proceeding involving the Issuer under any Bankruptcy
Law), and interest on overdue interest (including Special Interest), to the extent lawful, at the rate specified in the Notes.

          7.02.  Preservation of Corporate Existence and Franchises. Subject to
                 --------------------------------------------------
Section 8 hereof, the Issuer shall do or cause to be done all things necessary to preserve and keep in full force and effect (a) its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Issuer or any such Subsidiary and (b) the rights (charter and statutory), licenses and franchises of the Issuer and its Subsidiaries; provided, however, that the Issuer shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries if (i) the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and its Subsidiaries, taken as a whole, and (ii) the loss thereof would not result in a Material Adverse Effect.

          7.03.  Maintenance of Properties. The Issuer shall cause all
                 -------------------------
properties used or useful in the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that the foregoing shall not prevent the Issuer from discontinuing the operation or maintenance of any of such properties if (i) the Board of Directors determines that such discontinuance is desirable in the conduct of its business or the business of any Subsidiary and
(ii) such discontinuance would not result in a Material Adverse Effect and would not be adverse in any material respect to any Holder.

          7.04.  Taxes.
                 -----

          (a)    Payment of Taxes. The Issuer shall pay or discharge or cause to
                 ----------------
be paid or discharged, before the same shall become delinquent, all Taxes levied or imposed upon the Issuer or any of its Subsidiaries; provided, however, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any such Tax or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings provided that appropriate reserves therefor are established in the Issuer's consolidated financial statements in accordance with GAAP.

          (b)    Tax Returns. The Issuer and its Subsidiaries shall timely file
                 -----------
or cause to be filed when due (including extensions) all Tax Returns that are required to be filed by or with respect to the Issuer or its Subsidiaries and shall pay any Taxes due in respect of such Tax Returns, except to the extent any such failure would not have a Material Adverse Effect.

          7.05.  Books and Records. The Issuer and its Subsidiaries shall keep
                 -----------------
complete and accurate books and records of their transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

          7.06.  Compliance with Law. The Issuer shall, and shall cause each of
                 -------------------
of its Subsidiaries to, comply with all Requirements of Law and shall obtain and maintain, and shall cause each of its Subsidiaries to obtain and maintain, all Permits necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that any such non-compliance with any Requirements of Law or any failure to obtain or maintain such Permits, individually or in the aggregate, would not have a Material Adverse Effect.

          7.07.  Insurance. The Issuer shall, and shall cause its Subsidiaries
                 ---------
to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and business against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

          7.08.  Offer to Repurchase upon Change of Control.
                 ------------------------------------------

          (a) Upon the occurrence of a Change of Control, the Issuer shall make an offer (a "Change of Control Offer") to each Holder to repurchase all or
                  -----------------------
any part of each Holder's Notes at an offer price in cash equal to 101% of the Accreted Value thereof as of the Change of Control Payment Date, plus accrued and unpaid interest and Special Interest, if any, thereon to the Change of Control Payment Date (the "Change of Control Payment"). The Issuer shall comply
                           -------------------------
with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control, and the Issuer shall not be in violation of this Agreement by reason of any act required by such rule or other applicable law.

          (b) Within 30 days following any Change of Control, the Issuer shall send, by first-class mail, a notice to each Holder stating:

          (i)    that the Change of Control Offer is being made pursuant to this
     Section 7.08 and that all Notes tendered will be accepted for payment;

          (ii) the purchase price and the purchase date, which shall be at least 30 but no more than 60 days from the date on which the Issuer mails notice of the Change of Control (the "Change of Control Payment Date");
                                           ------------------------------

          (iii) that any Notes not tendered will continue to accrue interest, including Special Interest, if any;

          (iv) that, unless the Issuer defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest, including Special Interest, after the Change of Control Payment Date;

          (v) that Holders electing to have any Notes purchased pursuant to a Change of Control Offer shall be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes completed, to the Issuer or its designated agent for such purpose at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

          (vi) that Holders will be entitled to withdraw their election if the Issuer or its designated agent for such purpose receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have the Notes purchased; and

          (vii) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount at maturity or an integral multiple thereof.

          (c) On the Change of Control Payment Date, the Issuer shall, to the extent lawful, (i) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (ii) mail to each Holder so tendered the Change of Control Payment for such Notes plus all accrued and unpaid interest, including any Special Interest, to the Change of Control Payment Date, (iii) execute and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided, however, that each such new Note shall be in a principal amount at maturity of $1,000 or an integral multiple thereof and (iv) execute and mail to the Holders an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Issuer in accordance with the terms of this Section 7.08. The Issuer shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

          7.09.  Offer to Purchase by Application of Excess Proceeds.
                 ---------------------------------------------------

          (a) In the event that, pursuant to Section 8.05 hereof, the Issuer shall be required to commence an Asset Sale Offer, it shall follow the procedures specified in this Section 7.09. The Issuer shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes pursuant to an Asset Sale Offer, and the Issuer shall not be in violation of this Agreement by reason of any act required by such rule or other applicable law.

          (b) Within 30 days following each date on which the Issuer's obligation to make an Asset Sale Offer is triggered, the Issuer shall send, by first-class mail, a notice to each Holder stating:

          (i)    that the Asset Sale Offer is being made pursuant to this
     Section 7.09 and Section 8.05;

          (ii) that the Issuer shall purchase the aggregate Accreted Value of Notes required to be purchased pursuant to Section 8.05 (the "Offer
                                                                   -----
     Amount"), the purchase price per Note and the purchase date, which shall be
     ------
     at least 30 but no more than 60 days from the date on which the Issuer mails notice of the Asset Sale Offer (the "Asset Sale Offer Payment Date");
                                                -----------------------------

          (iii) that any Notes not tendered will continue to accrue interest, including Special Interest, if any;

          (iv) that, unless the Issuer defaults in payment of the Offer Amount on the Asset Sale Offer Payment Date, all Notes accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest, including Special Interest, after the Asset Sale Offer Payment Date;

          (v) that Holders electing to have any Notes purchased pursuant to an Asset Sale Offer shall be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes completed, to the Issuer or its designated agent for such purpose at the address specified in the notice prior to the close of business on the third Business Day preceding the Asset Sale Offer Payment Date;

          (vi) that Holders will be entitled to withdraw their election if the Issuer or its designated agent for such purpose receives, not later than the close of business on the second Business Day preceding the Asset Sale Offer Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have the Notes purchased;

          (vii) that, if the Accreted Value of Notes surrendered by Holders exceeds the Offer Amount, the Issuer shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Issuer so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

          (viii) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount at maturity or an integral multiple thereof.

          On the Asset Sale Offer Payment Date, the Issuer shall, to the extent lawful, (i) accept for payment, on a pro rata basis to the extent necessary, all Notes or portions thereof properly tendered pursuant to the Asset Sale Offer up to the principal amount of Notes equal to the Offer Amount, or, if less than the Offer Amount has been tendered, all Notes tendered, (ii) mail to each Holder so tendered the purchase price for such Notes, plus all accrued and unpaid interest, including any Special Interest, to the Asset Sale Offer Payment Date, (iii) execute and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any, and (iv) deliver to the Holders an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Issuer in accordance with the terms of this Section 7.09. The Issuer shall publicly announce the results of the Asset Sale Offer on or as soon as practicable after the Asset Sale Offer Payment Date.

                                   SECTION 8

                              NEGATIVE COVENANTS
                              ------------------

          The Issuer hereby covenants and agrees with each Purchaser that until the principal amount of (and premium, if any, on) all the Notes, and all interest, Special Interest and other obligations hereunder in respect thereof, shall have been paid in full:

          8.01.  Stay, Extension and Usury Laws. The Issuer covenants (to the
                 ------------------------------
extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of its obligations under the Notes or this Agreement, and the Issuer hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holders, but shall suffer and permit the execution of every such power as though no such law has been enacted.

          8.02.  Restricted Payments.
                 -------------------

          (A) The Issuer shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly:

          (i) declare or pay any dividend or make any other payment or distribution on account of the Issuer's or to the direct or indirect holders of the Issuer's Equity Interests or to the direct or indirect holders of the Issuer's Equity Interests in their capacity as stockholders (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Issuer);

          (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Issuer or any direct or indirect parent of the Issuer (other than any such Equity Interests owned by the Issuer or any Restricted Subsidiary);

          (iii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Subordinated Indebtedness, except for scheduled payments of interest or principal; or

          (iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), unless:

                 (a) at the time of and after giving effect to such Restricted Payment, no Default shall have occurred and be continuing or would occur as a consequence thereof;

                 (b) the Issuer would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to Section 8.04(a); and

                 (c) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Issuer and the Restricted Subsidiaries on or after the Closing Time, is less than the sum, without duplication, of

                      (i) the amount of the Issuer's (x) Cumulative Consolidated Cash Flow determined at the time of such Restricted Payment less (y) 150% of the cumulative Consolidated Interest Expense, determined for the period commencing on January 1, 2000 and ending on the last day of the last fiscal quarter preceding the date on which such Restricted Payment is to be made for which financial statements are available, plus

                      (ii) 80% of the aggregate Net Cash Proceeds and Fair Market Value of any other consideration received by the Issuer or any Restricted Subsidiary on and after the Closing Time from the issue or sale of Qualified Equity Interests of the Issuer or from the issue or sale of Disqualified Stock or Indebtedness of the Issuer or a Restricted Subsidiary that has been converted or exchanged into such Equity Interests (other than any such Disqualified Stock or converted or exchanged Indebtedness sold to and held by a Restricted Subsidiary), plus the amount of Net Cash Proceeds and Fair Market Value of any other consideration received by the Issuer or any Restricted Subsidiary upon such conversion or exchange, plus

                      (iii) the aggregate amount equal to the net reduction in Restricted Investments in Unrestricted Subsidiaries on or after the Closing

                 Time resulting from (x) dividends, distributions, interest payments, return of capital, repayments of Restricted Investments or other transfers of assets to the Issuer or any Restricted Subsidiary from any Unrestricted Subsidiary, (y) proceeds realized by the Issuer or any Restricted Subsidiary upon the sale of such Restricted Investment to a Person other than the Issuer or any Subsidiary of the Issuer, or (z) the redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary, not to exceed in the case of any of the immediately preceding clauses (x), (y) or (z) the aggregate amount of Restricted Investments made by the Issuer or any Restricted Subsidiary in such Unrestricted Subsidiary on or after the Closing Time, plus

                      (iv) to the extent that any Restricted Investment that was made on or after the Closing Time is sold for cash or otherwise liquidated or repaid for cash, the lesser of, to the extent paid to the Issuer or a Restricted Subsidiary, (A) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (B) the initial amount of such Restricted Investment, minus

                      (v) 80% in the event of a Restricted Payment prior to the occurrence of an IPO Liquidity Event or 64% in the event of a Restricted Payment on or after the occurrence of an IPO Liquidity Event of the aggregate principal amount of any outstanding Indebtedness incurred and outstanding pursuant to
                 Section 8.04(b)(ii).

          (B)    The foregoing provisions shall not prohibit

          (i) the payment of any dividend within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the foregoing provisions;

          (ii) the redemption, repurchase, retirement, defeasance or other acquisition of any Subordinated Indebtedness or Equity Interests of the Issuer in exchange for, or out of the Net Cash Proceeds of the substantially concurrent sale (other than to a Subsidiary of the Issuer) of, Qualified Equity Interests of the Issuer; provided that the amount of any such Net Cash Proceeds that are utilized for, and the Equity Interests issued or exchanged for, any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (c) of
     Section 8.02(A) and clause (v) of this Section 8.02(B);

          (iii) the defeasance, redemption, retirement, repurchase or other acquisition of Subordinated Indebtedness with the Net Cash Proceeds from, or issued in exchange for, a substantially concurrent incurrence of Permitted Refinancing Indebtedness; pro-vided that the amount of any Net Cash Proceeds that are utilized for any such defeasance, redemption, retirement, repurchase or other acquisition shall be excluded from clause (c) of Section 8.02(A);

          (iv) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Issuer held by any employee or former employee (or his or her spouse or other immediate family, decedent, estate, trust for the benefit of any member of his or her immediate family or other legal representative) of the Issuer or a Restricted Subsidiary upon such employee's death, disability or termination for cause or in connection with the Issuer's relocation to the San Francisco Data Center; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed $2.5 million in any fiscal year; provided, further, amounts unutilized in any fiscal year may be carried forward for up to two additional years;

          (v) so long as no Default has occurred and is continuing, Restricted Investments not to exceed an amount (measured on the date each such Restricted Investment was made), when taken together with all other Restricted Investments made pursuant to this clause (v) that are at the time outstanding, the sum of (x) $5.0 million, plus (y) the amount then available for the making of Restricted Payments pursuant to Section 8.02(A)(c) without giving effect to subclause (i) thereof and treating, for this purpose, the 80% in subclause (ii) thereof as 100%, the 100% in subclause (v) as 80% and the 80% in subclause (v) as 64%;

          (vi) Restricted Investments in Persons engaged in a Permitted Business or that will make investments in any such Persons not to exceed $5.0 million outstanding at any time;

          (vii) the repurchase of Equity Interests of the Issuer in accordance with rights of appraisal under applicable law; and

          (viii) payments of cash in lieu of fractional shares upon the exercise of warrants, options and other rights to purchase Capital Stock of the Issuer.

Each Restricted Payment permitted pursuant to clauses (i), (iv), (v) and (vi) above shall be included, and each Restricted Payment permitted pursuant to clauses (ii) and (iii) above shall be excluded (except as specifically set forth in each such clause), for all purposes when performing the calculation set forth in clause (c) of Section 8.02(A).

          (C) The Board of Directors may not designate any Subsidiary of the Issuer (other than a newly created Subsidiary in which no Investment has previously been made (other than any de minimis amount not to exceed $25,000 required to capitalize such Subsidiary in connection with its organization)) as an Unrestricted Subsidiary (a "Designation") un-
                               -----------
less: (i) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such Designation and (ii) the Issuer would not be prohibited under this Agreement from making a Restricted Investment at the time of such Designation (assuming the effectiveness of such Designation for purposes of this Section 8.02) in an amount equal to the Fair Market Value of the net Investment of the Issuer and all Restricted Subsidiaries in such Subsidiary on such date (the "Designation Amount").
                              ------------------

          (D) In the event of any such Designation, all outstanding Investments owned by the Issuer and the Restricted Subsidiaries in the Subsidiary so designated will be deemed to be a Restricted Investment made as of the time of such Designation in the Designation Amount and will reduce the amount available for Restricted Payments under Section 8.02(A)(iv)(c) or (B) (v) by the Designation Amount in accordance with the terms of such provisions. All such outstanding Investments will be deemed to constitute Restricted Payments in an amount equal to the Fair Market Value of such Investments at the time of such Designation. A Designation may be revoked and an Unrestricted Subsidiary may thus be redesignated as a Restricted Subsidiary (a "Revocation") by a resolution
                                                    ----------
of the Board of Directors delivered to the Purchasers; provided that the Issuer shall not make any Revocation unless: (i) no Default shall have occurred and be continuing at the time of or after giving effect to such Revocation; and (ii) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if incurred at such time, have been permitted to be incurred at such time for all purposes under this Agreement.

          (E) The amount of all Restricted Payments (other than cash) shall be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Issuer (or such Restricted Subsidiary, as the case may be) pursuant to the Restricted Payment.

          8.03.  Dividend and Other Payment Restrictions Affecting Restricted
                 ------------------------------------------------------------
Subsidiaries.
------------

          (A) The Issuer shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:

          (i) (a) pay dividends or make any other distributions to the Issuer or any of the Restricted Subsidiaries (1) on its Capital Stock or (2) with respect to any other interest or participation in, or measured by, its profits, or (b) pay any Indebtedness owed to the Issuer or any of the Restricted Subsidiaries,

          (ii) make loans or advances to the Issuer or any of the Restricted Subsidiaries, or

          (iii) transfer any of its properties or assets to the Issuer or any of the Restricted Subsidiaries.

          (B) The foregoing restrictions shall not apply to encumbrances or restrictions existing under or by reason of:

          (i) any Indebtedness (other than under the Credit Agreement) as in effect at the Closing Time;

          (ii) any Indebtedness of a Restricted Subsidiary; provided that (i) such restrictions do not prohibit payments, transfers, loans, advances or distributions either (x) on or after the fifth anniversary of the Closing Time or (y) otherwise necessary for the Issuer to make scheduled payments of principal, interest and premium on Indebtedness of the Issuer absent a payment default or event of default in respect of the Indebtedness of the Restricted Subsidiary, and (ii) the chief financial officer of the Issuer determines in good faith that (A) any such restrictions are commercially reasonable for a borrower engaged in a business comparable to the Issuer that has substantially comparable Indebtedness, and (B) any such restrictions shall not materially affect the Issuer's ability to make scheduled payments of principal, premium or interest payments on the Notes;

          (iii)  applicable law;

          (iv) any instrument governing Indebtedness or Equity Interests of a Person or assets acquired by the Issuer or any of the Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; provided, that in the case of Indebtedness, such Indebtedness was permitted by the terms of this Agreement to be incurred;

          (v) customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices;

          (vi) purchase money obligations for property acquired, constructed, leased or improved in the ordinary course of business that impose customary restrictions of the nature described in clause (A)(iii) above on the property so acquired, constructed, leased or improved;

          (vii) any agreement for the sale or other disposition of a Restricted Subsidiary that restricts distributions by that Restricted Subsidiary pending its sale or other disposition; provided that the consummation of such transaction would not result in a Default, that such restriction terminates if such transaction is not consummated and that the consummation or abandonment of such transaction occurs within one year of the date such agreement was entered into;

          (viii) Permitted Refinancing Indebtedness; provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded;

          (ix) Liens securing Indebtedness, which Liens are otherwise permitted to be incurred pursuant to Section 8.08 and that limit the right of the Issuer or any of the Restricted Subsidiaries to dispose of the assets subject to such Lien; and

          (x) customary provisions with respect to the disposition or distribution of assets or property in joint venture agreements and other similar agreements.

          8.04.  Incurrence of Indebtedness and Issuance of Preferred Stock.
                 ----------------------------------------------------------

          (a) The Issuer shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable for, contingently or otherwise (including by way of merger, consolidation or acquisition) (collectively, to "incur"), with respect to any Indebtedness and
                                -----
the Issuer shall not issue or incur any Disqualified Stock and shall not permit any of the Restricted Subsidiaries to issue or incur any shares of Preferred Stock unless the Consolidated Leverage Ratio at the end of the Issuer's most recently ended fiscal quarter for which a consolidated balance sheet of the Issuer has been filed with the Commission or provided to the Purchasers pursuant to Section 6.01 would have been equal to or less than 6.0 to 1.0, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom).

          (b) Notwithstanding the foregoing, the provisions of the paragraph set forth immediately above shall not affect Indebtedness outstanding at the Closing Time (other than under the Credit Agreement) or prohibit the incurrence of any of the following items of Indebtedness (collectively, "Permitted
                                                              ---------
Indebtedness"):
------------

          (i) Indebtedness of the Issuer such that, after giving effect to the incurrence thereof, the total aggregate principal amount of Indebtedness incurred under this clause (i) and any refinancings thereof otherwise incurred in compliance with this Agreement would not exceed 100% of Total Incremental Equity if such incurrence is prior to an IPO Liquidity Event or 125% of Total Incremental Equity if such incurrence is on or after an IPO Liquidity Event;

          (ii) the incurrence by the Issuer or any Restricted Subsidiary of Indebtedness represented by the Notes and the Exchange Notes;

          (iii) the incurrence of Indebtedness by the Issuer owing to any Restricted Subsidiary or Indebtedness of any Restricted Subsidiary owing to the Issuer or any Restricted Subsidiary (but such Indebtedness shall be deemed to be incurred upon such Indebtedness being held by any Person other than the Issuer or such Restricted Subsidiary including upon Designation and upon such Restricted Subsidiary otherwise no longer being a Restricted Subsidiary); provided that in the case of Indebtedness of the Issuer, such obligations shall be unsecured and subordinated in all respects to the Issuer's obligations pursuant to the Notes;

          (iv) the incurrence by the Issuer or a Restricted Subsidiary of Indebtedness in an aggregate amount incurred and outstanding at any time pursuant to this clause (iv) of up to $10 million;

          (v) the incurrence by the Issuer or any Restricted Subsidiary of Indebtedness pursuant to one or more Permitted Credit Facilities in an aggregate amount incurred and outstanding at any time pursuant to this clause (v) of up to $25.0 million;

          (vi) the incurrence (including in connection with an Asset Acquisition) by the Issuer or any Restricted Subsidiary of Indebtedness (including Capital Lease Obligations) to the extent the proceeds thereof are or were used to finance the acquisition of computer, communications, routers, servers, switches and related installation and/or maintenance agreements, if any, to be used in connection with the performance of netsourcing services to customers of the Issuer or any Subsidiary pursuant to one or more Customer Contracts; provided that (1) such equipment is acquired for customer-specific purposes (whether one or multiple customers) related to existing Customer Contracts and (2) the aggregate principal amount at the time of incurrence of any Indebtedness used to finance the acquisition of any such assets shall not exceed one-third of the aggregate dollar backlog (i.e., the cumulative total payments provided for under
                     ---
     applicable Customer Contracts over the life of such contracts without any discount for time value or a reserve of any kind) of all customers for whom such assets are to be used under the related Customer Contracts (provided that only three years of backlog under any one Customer Contract may be taken account of in calculating availability under this clause (vi));

          (vii) the incurrence by the Issuer or any Restricted Subsidiary of Purchase Money Indebtedness (including Indebtedness incurred, acquired or assumed in connection with an Asset Acquisition), equipment financing, vendor financing or Capital Lease Obligations, including under a Permitted Credit Facility; provided that in each case, such Indebtedness shall not constitute more than 100% of the cost (determined in accordance with GAAP in good faith by the Board of Directors of the Issuer, but excluding goodwill in the case of an Asset Acquisition) to the Issuer or a Restricted Subsidiary, as applicable, of the property so purchased, developed, acquired, constructed, improved or leased together with services provided in connection therewith; provided that the sum of the aggregate principal amount of Indebtedness incurred and outstanding under this clause (vii) and clause (v) above will not exceed at any time $45.0 million;

          (viii) the incurrence by the Issuer or any of its Restricted Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing or hedging interest or foreign currency exchange rate risk with respect to any floating rate Indebtedness or foreign currency based Indebtedness, respectively, that is permitted to be outstanding; provided that the notional amount of any such Hedging Obligation does not exceed the amount of Indebtedness or other liability to which such Hedging Obligation relates;

          (ix) the Issuer and its Restricted Subsidiaries may incur Indebtedness solely in respect of bankers acceptances, letters of credit and performance bonds, all in the ordinary course of business; and

          (x)    Permitted Refinancing Indebtedness.

          (c) Indebtedness or Preferred Stock of any Person which is outstanding at the time such Person becomes a Restricted Subsidiary of the Issuer (including upon designation of any Subsidiary or other Person as a Restricted Subsidiary or upon a Revocation such that such Subsidiary becomes a Restricted Subsidiary) or is merged with or into or consolidated with the Issuer or a Restricted Subsidiary of the Issuer shall be deemed to have been incurred at the time such Person becomes such a Restricted Subsidiary of the Issuer or is merged with or into or consolidated with the Issuer or a Restricted Subsidiary of the Issuer, as applicable.

          (d) Upon each incurrence, the Issuer may designate pursuant to which provision of this Section 8.04 such Indebtedness is being incurred and such Indebtedness shall not be deemed to have been incurred by the Issuer under any other provision of this Section 8.04, except as stated otherwise in the foregoing provisions or in the next sentence. For purposes of determining compliance with this covenant, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in Section 8.04(b)(i) through (x) above, or is permitted under Section 8.04(a) and under one or more of such Sections, the Issuer, in its sole discretion, may from time to time reclassify such item of Indebtedness.

          (e) The Issuer shall not permit any of the Restricted Subsidiaries to incur any Indebtedness (including Permitted Indebtedness) representing Debt Securities or a guarantee thereof without providing a senior guarantee of the Notes and other obligations hereunder.

          8.05.  Asset Sales.
                 -----------

          (a) The Issuer shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly, consummate any Asset Sale, unless:

          (i) the Issuer (or such Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets or Equity Interests issued or sold or otherwise disposed of;

          (ii) at least 80% of the consideration therefor is in the form of cash and/or Cash Equivalents or Qualified Consideration; and

          (iii) the Net Cash Proceeds received by the Issuer or such Restricted Subsidiary, as the case may be, from such Asset Sale are applied within 180 days (or, following a Note Liquidity Event, 360 days) following the receipt of such Net Cash Proceeds, to the extent the Issuer or such Restricted Subsidiary, as the case may be, elects:

                 (1) to the permanent redemption or repurchase of outstanding Indebtedness (which, in the case of a revolver or similar arrangement that makes credit available, also permanently reduces the commitment under such facility by the same amount), that is either (I) (A) secured Indebtedness or (B) Indebtedness of the Issuer that ranks equally with the Notes but has a maturity date that is prior to the maturity date of the Notes, in either case other than Subordinated Indebtedness, or (II) that is Indebtedness of a Restricted Subsidiary; and/or

                 (2) to reinvest such Net Cash Proceeds (or any portion thereof) in assets, rights (contractual or otherwise) and properties, whether tangible or intangible, in a Permitted Business (including Equity Interests of a Person that will become a Restricted Subsidiary as a result of such investment and that is engaged principally in a Permitted Business).

The balance of such Net Cash Proceeds, after the application of such Net Cash Proceeds as described in the immediately preceding clauses (1) and (2) and the passage of the applicable time period, shall constitute "Excess Proceeds."
                                                         ---------------

          (b) When the aggregate amount of Excess Proceeds equals or exceeds $5 million (taking into account income earned on such Excess Proceeds), the Issuer shall be required to make a pro rata offer to all Holders and all holders of Pari Passu Indebtedness with comparable provisions requiring such Indebtedness to be purchased with the proceeds of such Asset Sale (an "Asset
                                                                       -----
Sale Offer") to purchase the maximum principal amount accreted value in the
----------
case of Indebtedness issued with an original issue discount of Notes and Pari Passu Indebtedness that may be purchased out of the Excess Proceeds, at a purchase price in cash in an amount equal to 100% of the Accreted Value in the case of the Notes or the principal amount of or the accreted value thereof (as applicable) in other cases, plus accrued and unpaid interest thereon to the date of purchase (subject to the right of Holders as of the relevant record date to receive interest due on the relevant interest payment date). To the extent that any Excess Proceeds remain after consummation of an Asset Sale Offer, the Issuer may use such Excess Proceeds for any purpose not otherwise prohibited by this Agreement. If the aggregate accreted value of Notes and principal amount or accreted value of Pari Passu Indebtedness tendered into such Asset Sale Offer surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Purchasers shall select the Notes and any Pari Passu Indebtedness to be purchased or retired on a pro rata basis in proportion to the respective principal amounts (or accreted values in the case of Indebtedness issued with an original issue discount) of the Notes and such other Indebtedness. Upon completion of such Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero for purposes of the first sentence of this paragraph.

          (c)    The amount of

          (i) any liabilities (as shown on the Issuer's (or such Restricted Subsidiary's, as the case may be) most recent balance sheet), other than Subordinated Indebtedness, of the Issuer or any Restricted Subsidiary, that are assumed by the transferee of any such assets pursuant to an agreement that immediately releases the Issuer and all of the Restricted Subsidiaries from all liability in respect thereof;

          (ii) Indebtedness of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Asset Sale, if the Issuer and all of the Restricted Subsidiaries immediately are released from payment of such Indebtedness and such Indebtedness is no longer the liability of the Issuer or any of the Restricted Subsidiaries; and

          (iii) any securities, notes or other obligations received by the Issuer (or such Restricted Subsidiary, as the case may be) from such transferee that are converted by the Issuer (or such Restricted Subsidiary, as the case may be) into cash and/or Cash Equivalents within 90 days of the date of such Asset Sale (to the extent of the cash and/or Cash Equivalents received)

will be deemed to be cash and/or Cash Equivalents for purposes of this provision.

          (d) Notwithstanding any provision of this Section 8.05, the provisions of this Section 8.05 shall not apply to any transaction constituting a Restricted Payment that is permitted by Section 8.02 or that otherwise constitutes a Permitted Investment.

          8.06.  Transactions with Affiliates. The Issuer shall not, and shall
                 ----------------------------
not permit any of the Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless:
                                              ---------------------

          (i) such Affiliate Transaction is on terms that are not materially less favorable to the Issuer or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Issuer or such Restricted Subsidiary with an unrelated Person entered into on an arm's-length basis; and

          (ii) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration of $1.0 million or more, the Issuer delivers to the Purchasers a resolution of the Board of Directors set forth in an Officers' Certificate that such Affiliate Transaction is approved by a majority of the Disinterested Directors and certifying that such Affiliate Transaction complies with clause (i) above and is in the best interests of the Issuer or such Restricted Subsidiary; provided that if there are either no Disinterested Directors or the Affiliate Transaction is occurring prior to a Note Liquidity Event and the consideration therefor would equal $5.0 million or more, the Issuer must deliver a favorable written opinion from an Independent Financial Advisor as to the fairness to the Issuer or its Restricted Subsidiaries of such Affiliate Transaction from a financial point of view.

Notwithstanding the foregoing, the following items shall not be deemed to be Affiliate Transactions:

          (i) (a) the entering into, maintaining or performance of any employment contract, collective bargaining agreement, benefit plan or program, related trust agreement or any other similar arrangement for or with any employee, officer or director heretofore or hereafter entered into in the ordinary course of business, including vacation, health, insurance, deferred compensation, retirement, savings or other similar plans or (b) the payment of compensation, performance of indemnification or contribution obligations, or an issuance, grant or award of stock, options, or other equity-related interests or other securities, to employees, officers or directors in the ordinary course of business;

          (ii) transactions between or among the Issuer and/or the Restricted Subsidiaries;

          (iii)  payment of reasonable director's fees;

          (iv) any sale or other issuance of Equity Interests (other than Disqualified Stock) of the Issuer;

          (v) Affiliate Transactions in effect on the Closing Time that would otherwise be permitted under other provisions of this paragraph, including any amendments thereto (provided that the terms of such amendments are not materially less favorable to the Issuer or the Restricted Subsidiary than the terms of such agreement prior to such amendment);

          (vi) Restricted Payments that are permitted under Section 8.02 and Permitted Investments described under clause (d) of the definition thereof;

          (vii) transactions with Ascend Communications, Inc. and its Affiliates in the ordinary course of business on terms no less favorable, taken as a whole, than could be obtained on an arm's length basis; and

          (viii) customary investment and commercial banking services from The Chase Manhattan Bank and its Affiliates.

          8.07.  Ownership of Opco. After the Reorganization, the Issuer (a)
                 -----------------
shall not, and shall not permit Opco to, transfer, convey, sell, issue or otherwise dispose of any Capital Stock of Opco to any Person (other than the Issuer), unless such transfer, conveyance, sale, issue or other disposition is pursuant to and in accordance with the provisions of Section 8.10; provided that this provision shall not apply to any pledge of (but not foreclosure upon) Capital Stock of Opco to secure Indebtedness under the Credit Agreement and (b) shall not cause or permit Opco to issue any of its Capital Stock (other than, if necessary, shares of its Capital Stock constituting directors' qualifying shares to the extent required by applicable law) to any Person other than to the Issuer.

          8.08.  Liens. The Issuer shall not, and shall not permit any of the
                 -----
Restricted Subsidiaries to, directly or indirectly, create, incur, assume or otherwise cause or suffer to exist or become effective any Lien of any kind (other than Permitted Liens) to secure Indebtedness upon any of their property or assets, now owned or hereafter acquired, unless all payments due in respect of the Notes are secured (except as provided below) on an equal and ratable basis with the obligations so secured and no Lien shall be granted or be allowed to exist which secures Subordinated Indebtedness except with respect to Acquired Debt, in which case, however, such Liens must be made junior and subordinate to the Liens granted in favor of the Holders.

          8.09.  Payments for Consents.  Neither the Issuer nor any of its
                 ---------------------
Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder in consideration for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Agreement or the Notes unless such consideration is concurrently offered to be paid or is concurrently paid to all Holders that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

          8.10.  Merger, Consolidation and Sale of Assets.
                 ----------------------------------------

          (a) The Issuer may not, directly or indirectly, consolidate or merge with or into (whether or not the Issuer is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to another Person, unless:

          (i) the Issuer is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than the Issuer ) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; and

          (ii) the Person formed by or surviving any such consolidation or merger (if other than the Issuer) or the Person to which such sale, assignment, transfer, conveyance or other disposition shall have been made assumes all the Obligations of the Issuer; and

          (iii) no Default shall exist or shall occur immediately after giving effect on a pro forma basis to such transaction; and

          (iv) except in the case of a merger of the Issuer with or into a Wholly Owned Restricted Subsidiary of the Issuer, the Issuer or the Person formed by or surviving any such consolidation or merger (if other than the Issuer), or to which such sale, assignment, transfer, conveyance or other disposition shall have been made will immediately after such transaction and after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to Section 8.04(a)(i); and

          (v) if, as a result of any such transaction, property or assets of the Issuer would become subject to a Lien subject to the provisions of this Agreement described under Section 8.08, the Issuer or the successor entity to the Issuer shall have secured the Notes as required by said Section.

          (b) The provisions of this Section 8.10 will not be applicable to the Reorganization in accordance with Section 2.05 or a transaction the purpose of which is to reincorporate the Issuer (or its successor or assign) in another U.S. jurisdiction.

          (c) Upon any consolidation or merger or any transfer of all or substantially all of the assets of the Issuer in accordance with Section 8.10(a) hereof, the successor Person formed by such consolidation or into which the Issuer is merged or to which such transfer is made shall succeed to and (except in the case of a lease) be substituted for (so that from and after the date of such consolidation, merger or transfer, the provisions of this Agreement referring to the "Issuer" shall refer instead to the successor Person and not to the prior issuer), and may exercise every right and power of, the Issuer under this Agreement with the same effect as if such successor Person had been named herein as the issuer, and (except in the case of a lease) the prior issuer shall be released from the Obligations.

          8.11.  Public Disclosures. The Issuer shall not, and shall not permit
                 ------------------
any of its Subsidiaries to, disclose the name or identity of any Holder as an investor in the Issuer in any press release or other public announcement or in any document or material filed with any Governmental Authority, unless such disclosure is a Requirement of Law or in any Shelf Registration Statement, in which case prior to making such disclosure the Issuer shall give written notice to such Holder describing in reasonable detail the proposed content of such disclosure and shall permit such Holder to review and comment upon the form and substance of such disclosure.

          8.12.  Business Activities. The Issuer and the Restricted Subsidiaries
                 -------------------
shall not collectively engage principally in any business other than a Permitted Business.

          8.13.  Limitations on Sale and Leaseback Transactions. The Issuer
                 ----------------------------------------------
shall not, and shall not permit any Restricted Subsidiary to, enter into any sale and leaseback transaction unless (i) the consideration received in such sale and leaseback transaction is at least equal to the Fair Market Value of the property sold, (ii) if the sale and leaseback transaction would be a Capital Lease Obligation, the Issuer could incur the Indebtedness, if any, attributable to such sale and leaseback transaction in compliance with Section 8.04 and (iii) if the sale and leaseback transaction would not be a Capital Lease Obligation and would be subject to Section 8.05, such sale and leaseback transaction is permitted by, and the proceeds thereof are applied in compliance with, Section
8.05 hereof.

          8.14.  Investment Company Act. The Issuer will not, and will not
                 ----------------------
permit any of its Subsidiaries or controlled Affiliates to, conduct its business in a fashion that would cause the Issuer or any of its Subsidiaries or controlled Affiliates to be required to register as an "investment company" (as that term is defined in the Investment Company Act of 1940), or otherwise to become subject to regulation under the Investment Company Act of 1940 without exemption.

                                   SECTION 9

                 PROVISIONS RELATING TO RESALES OF SECURITIES
                 --------------------------------------------

          9.01.  Private Offerings. The Issuer and the Purchasers agree that the
                 -----------------
following provisions will apply to any Private Offerings:

          (a)    Offers and Sales Only to Institutional Accredited Investors or
                 --------------------------------------------------------------
     Qualified Institutional Buyers. Offers and sales of the Securities and the
     ------------------------------
     Warrant Shares will be made only by the Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Prior to the effectiveness of a registration statement with respect to the Notes, the Exchange Notes, the Warrants or the Warrant Shares, each such offer or sale shall only be made (i) to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers, (ii) to other institutional accredited investors referred to in Rule 501(a)(1),
     (2), (3) or (7) of Regulation D that the offeror or seller reasonably believes to be and, with respect to sales and deliveries, that are Accredited Investors ("Institutional Accredited Investors") or (iii)
                            ----------------------------------
     non-U.S. persons that are financial institutions, investment advisors or affiliates of the foregoing or would otherwise be substantially equivalent to an Institutional Accredited Investor outside the United States to whom the offeror or seller reasonably believes offers and sales of the Notes may be made in reliance upon Regulation S under the Securities Act.

          (b)    No General Solicitation. The Securities and the Warrant Shares
                 -----------------------
     will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) will be used in the United States and no directed selling efforts (as defined in Regulation S) will be used made outside the United States in connection with the offering of the Securities.

          (c)    Purchases by Non-Bank Fiduciaries. In the case of a non-bank
                 ---------------------------------
     Subsequent Purchaser of a Security or the Warrant Shares acting as a fiduciary for one or more third parties, in connection with an offer and sale to such purchaser pursuant to Section 9.01, each third party shall, in the judgment of the applicable Purchaser, be an Institutional Accredited Investor or a Qualified Institutional Buyer or a non-U.S. person outside the United States.

          (d)    Restrictions on Transfer; Legend. Upon original issuance by the
                 --------------------------------
     Issuer, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities and the Warrant Shares (and all securities issued in exchange therefor or in substitution thereof, other than, in the case of the Notes, the registered Exchange Notes) shall bear such legend as is required under Section 9.05 of this Agreement.

          (e)    No Future Liability. Following the sale of the Securities or
                 -------------------
     the Warrant Shares by any Purchaser to Subsequent Purchasers in accordance with the terms of this Section 9, such Purchaser shall not be liable or responsible to the Issuer for any losses, damages or liabilities suffered or incurred by the Issuer, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security or the Warrant Shares previously sold by such Purchaser in compliance with this Section 9.01.

          (f)    Securities Act Restrictions.
                 ---------------------------

          (i) A Holder selling Securities or the Warrant Shares in a Private Offering to a transferee that is an Accredited Investor or a Qualified Institutional Buyer must satisfy each of the following conditions:

                 (1) such Holder or transferee must represent that the transferee is acquiring the Securities or the Warrant Shares for its own account and that it is not acquiring such Securities or the Warrant Shares with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities
          Act) that would be in violation of the securities laws of the United States or any state thereof, but subject, nevertheless, to the disposition of its property being at all times within its control; and

                 (2) such transferee must agree to be bound by the provisions of this Section 9.01 with respect to any resale of the Securities or the Warrant Shares.

          (ii) A Holder may sell its Securities or the Warrant Shares to a transferee in accordance with Regulation S under the Securities Act; provided, however, that each of the following conditions is satisfied:

                 (1) the offer of Securities or the Warrant Shares must not be made to a person in the United States;

                 (2)  either:

                      (A) at the time the buy order is originated, the transferee is outside the United States or the Holder and any person acting on its behalf reasonably believes that the transferee is outside the United States, or

                      (B) the transaction must be executed in, on or through the facilities of a designated offshore securities market and neither the Holder nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

                 (3) no directed selling efforts may be made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S under the Securities Act, as applicable; and

                 (4) the transaction must not be part of a plan or scheme to evade the registration requirements of the Securities Act.

          (iii) In the event of a proposed exercise or sale that does not qualify under either subclause (i) or (ii) above, a Holder may sell its Securities or the Warrant Shares only if:

                 (1) such Holder must give written notice to the Issuer of its intention to exercise or effect such sale, which notice (A) shall describe the manner and circumstances of the proposed transaction in reasonable detail and (B) shall designate the counsel for such Holder, which counsel shall be reasonably satisfactory to the Issuer;

                 (2) counsel for the Holder must render an opinion, to the effect that such proposed sale may be effected without registration under the Securities Act; and

                 (3)  such Holder or transferee must comply with subclause
          (i)(1) and (2) above.

          9.02.  Resale Offering Assistance.
                 --------------------------

          (a) At any time following 24 months after the Closing Time (provided that the Issuer (or its equivalent from a financial reporting standpoint), is not then reporting on filings made with the SEC in accordance with the requirements of Section 13 or 15(d) of the Exchange Act) (the "Assistance Period"), the Issuer will, if reasonably requested by a Holder that
 -----------------
is original Purchaser hereunder, assist the holders of Notes and Exchange Notes in completing any private or public resale of any portion thereof (including any such resales of the Notes pursuant to any Private Offering and any resales of the Exchange Notes following the completion of the Exchange Offer) in accordance with the Holders' intended method of distribution. Such assistance may, in each case, include the following:

          (i) direct contact between the Issuer's senior management and advisors and prospective purchasers and hosting of one or more meetings of prospective purchasers; and

          (ii) responding to reasonable inquiries of, and providing answers to, each prospective purchaser who so requests concerning the Issuer and its Subsidiaries (to the extent such information is available or can be acquired and made available to prospective purchasers without unreasonable effort or expense and to the extent the provision thereof is not prohibited by any Requirement of Law or applicable confidentiality restrictions) and the terms and conditions of the applicable distribution.

          (b) During the Assistance Period, all materials supplied or available under this Section 9.02 or under Section 6 by the Issuer (including any materials referred to or incorporated by reference therein, "Resale
                                                                 ------
Materials") will not, as of its date, when taken as a whole, include an untrue
---------
statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) If, prior to the completion of any sale of the Notes and Exchange Notes, if applicable, by the selling holders (as evidenced by a notice in writing from the holders to the Issuer), any event shall occur or condition exist as a result of which the Resale Materials would contain a misstatement of a material fact or an omission of a material fact required to make the statements therein, in the light of the circumstances, not misleading, then the Issuer agrees to promptly prepare and furnish at its own expense to the selling holders, further information so that the statements in the Resale Materials, taken as a whole, will not contain a misstatement of a material fact or an omission of a material fact required to make the statements therein, in the light of the circumstances, not misleading. The Issuer hereby expressly acknowledges the indemnification and contribution provisions of Sections 13.02 and 13.03 hereof are specifically applicable and relate to Resale Materials.

          9.03.  Blue Sky Compliance. In connection with any Private Offering of
                 -------------------
the Notes by Holders that were original Purchasers hereunder, the Issuer shall cooperate with the selling Holders and counsel for the selling Holders to qualify or register the Notes for sale under (or to obtain exemptions from the application of) the Blue Sky or state securities laws of those jurisdictions designated by the selling Holders, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Notes. The Issuer shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where they are not then qualified or to taxation as a foreign corporation. The Issuer will advise the selling Holders promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Notes for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Issuer shall, with the cooperation of the selling Holders, use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

          9.04.  No Integration. The Issuer agrees that it shall not and (to the
                 --------------
extent within its control) it shall cause its Affiliates not to make any offer or sale of securities of any class of the Issuer if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of the sale of the Securities by the Issuer to the Purchasers) any applicable exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof.

          9.05.   Form of Legend for the Securities. Unless otherwise permitted
                  ---------------------------------
by Section 9.01(f), every Note issued and delivered hereunder shall bear a legend in substantially the following form:

          THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR
                                                   --------------
QUALIFIED UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT IS IN EFFECT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY IS SUBJECT TO THE APPLICABLE TERMS OF THE PURCHASE AGREEMENT, DATED AS OF JANUARY 31, 2000 (THE "PURCHASE AGREEMENT"), AMONG THE ISSUER AND THE PURCHASERS NAMED THEREIN.
      ------------------
A COPY OF SUCH PURCHASE AGREEMENT IS AVAILABLE AT THE OFFICES OF THE ISSUER.

          Unless otherwise permitted by Section 9.01(f), each Warrant and the Warrant Shares issued and delivered hereunder and under the Warrants shall bear a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"),
                                                              --------------
OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT IS IN EFFECT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY IS SUBJECT TO THE APPLICABLE TERMS OF THE PURCHASE AGREEMENT, DATED AS OF JANUARY 31, 2000, AND THE REGISTRATION RIGHTS AND STOCKHOLDERS AGREEMENT, DATED AS OF JANUARY 31, 2000. COPIES OF SUCH AGREEMENTS ARE AVAILABLE AT THE OFFICES OF THE ISSUER.

                                  SECTION 10

                                   THE NOTES
                                   ---------

          10.01.  Form and Execution. The Notes shall be in the form of Exhibit
                  ------------------                                    -------
A hereto. The Notes shall be executed on behalf of the Issuer by its President,
-
Chief Financial

Officer or one of its Vice Presidents. The signature of any of these officers on the Notes may be manual or facsimile.

          Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

          10.02.  Terms of the Notes. The terms of the Notes shall be as set
                  ------------------
forth in Exhibit A.  Without limiting the foregoing:
         ---------

          (a)     Stated Maturity. The Stated Maturity of the principal of Notes
                  ---------------
     shall be as provided in Exhibit A.
                             ---------

          (b)     Interest. The Notes shall not accrue cash interest prior to
                  --------
     February 1, 2005. The Notes will otherwise bear interest and Special Interest, if any, on their principal amount and overdue interest and Special Interest as provided in Exhibit A.
                                     ---------

          10.03.  Denominations. The Notes shall be issuable only in registered
                  -------------
form without coupons and only in denominations of U.S. $1,000 principal amount at maturity and any integral multiple thereof.

          10.04.  Payments and Computations. All payments of interest on the
                  -------------------------
Notes shall be paid to the persons in whose names such Notes are registered on the Security Register at the close of business on the date fifteen days prior to the related Interest Payment Date (the "Regular Record Date") and all payments
                                        -------------------
of principal on the Notes shall be paid to the persons in whose names such Notes are registered on the applicable Redemption Date or at Maturity, as applicable. Principal on any Note shall be payable only against surrender therefor, while payments of interest on Notes shall be made, in accordance with this Agreement and subject to applicable laws and regulations, by check mailed on or before the due date for such payment to the person entitled thereto at such person's address appearing on the Security Register or, by wire transfer to such account as any Holder shall designate by written instructions received by the Issuer no less than 15 days prior to any applicable Interest Payment Date, which wire instruction shall continue in effect until such time as the Holder otherwise notifies the Issuer or such Holder no longer is the registered owner of such Note or Notes.

          Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          10.05.  Registration; Registration of Transfer and Exchange.
                  ---------------------------------------------------

          (a)     Security Register. The Issuer shall maintain a register (the
                  -----------------
"Security Register") for the registration or transfer of the Notes.  The name
 -----------------
and address of the Holder of
each Note, records of any transfers of the Notes and the name and address of any transferee of a Note shall be entered in the Security Register and the Issuer shall, promptly upon receipt thereof, update the Security Register to reflect all information received from a Holder. There shall be no more than one Holder for each Note, including all beneficial interests therein.

          (b)     Registration of Transfer. Upon surrender for registration of
                  ------------------------
transfer of any Note at the office or agency of the Issuer, the Issuer shall execute and deliver, in the name of the designated transferee or transferees, one or more new Notes, of any authorized denominations and like aggregate principal amount.

          (c)     Exchange. At the option of the Holder, Notes may be exchanged
                  --------
for other Notes, of any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and deliver the Notes which the Holder making the exchange is entitled to receive.

          (d)     Effect of Registration of Transfer or Exchange. All Notes
                  ----------------------------------------------
issued upon any registration of transfer of exchange or Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Agreement, as the Notes surrendered upon such registration of transfer or exchange.

          (e)     Requirements; Charges. Every Note presented or surrendered for
                  ---------------------
registration of transfer or for exchange shall (if so required by the Issuer) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer duly executed, by the Holder thereof or his attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 8.10 not involving any transfer.

          (f)     Certain Limitations. If the Notes are to be redeemed in part,
                  -------------------
the Issuer shall not be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Notes selected for redemption under Section 12.02 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

          10.06.  Mutilated, Destroyed, Lost and Stolen Notes. If any mutilated
                  -------------------------------------------
Note is surrendered to the Issuer, the Issuer shall execute and deliver in exchange therefor a new Note of the same principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Issuer (a) evidence to its satisfaction of the destruction, loss or theft of any Note and (b) such security or indemnity as may be required by then to save each of it and any agent harmless, then, in the absence of notice that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of a like principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note.

          Upon the issuance of any new Note pursuant to this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

          Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Notes duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          10.07.  Persons Deemed Owners. Prior to due presentment of a Note for
                  ---------------------
registration of transfer, the Issuer and any agent of the Issuer may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue and neither the Issuer nor any agent of the Issuer shall be affected by notice to the contrary.

          10.08.  Cancellation. All Notes surrendered for payment, redemption,
                  ------------
registration of transfer or exchange shall, if surrendered to any Person other than the Issuer, be delivered to the Issuer and shall be promptly canceled by it. The Issuer shall cancel any Notes previously issued and delivered hereunder which the Issuer may have reacquired.

          10.09.  Home Office Payment. So long as any Purchaser or its nominee
                  -------------------
shall be the Holder of any Note, and notwithstanding anything contained in this Agreement or such Note to the contrary, the Issuer will pay all sums becoming due on such Note for principal, premium, if any, and interest by such method and at such address as such Purchaser shall have from time to time specified to the Issuer in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written re-quest of the Issuer made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation reasonably promptly after any such request, to the Issuer at its principal executive office. Prior to any sale or other disposition of any Note held by such Purchaser or its nominee such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Issuer in exchange for a new Note or Notes pursuant to Section 10.05. The Issuer will afford the benefits of this Section 10.09 to any direct or indirect transferee of any Note purchased by such Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser made in this Section 10.09.

                                  SECTION 11

                               EVENTS OF DEFAULT
                               -----------------

          11.01.  Events of Default. An Event of Default in respect of the Notes
                  -----------------
shall exist upon the occurrence and continuation of any of the following specified events (each an "Event of Default"):
                           ----------------

          (i) the Issuer defaults in the payment when due of interest or Special Interest on the Notes and such default continues for a period of 30 days or more; or

          (ii) the Issuer defaults in the payment when due of the principal of, or premium, if any, on the Notes when the same becomes due and payable; or

          (iii)   the Issuer fails to comply with the provisions described in
     Section 7.08 or 8.05; or

          (iv) the Issuer or any Restricted Subsidiary shall default in the observance or performance of any other agreement contained in this Agreement or the Notes (other than as provided in paragraphs (i) through (iii) of this Section 11.01), and such default shall continue unremedied for a period of 30 days after notice to the Issuer from any Holder, which notice must specify the failure, demand that it be remedied and state that the notice is a "Notice of Default";

          (v) the Issuer or any Restricted Subsidiary shall (i) default in making any payment of any principal of any Indebtedness on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a guarantee) to become payable; provided that a default, event or condition described in clause
     (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which equals or exceeds in the aggregate $5.0 million; or

          (vi) one or more judgments, orders or decrees for the payment of money in excess of $5.0 million, individually or in the aggregate (net of applicable insurance coverage which is acknowledged in writing by the insurer), shall be entered against the Issuer or any Restricted Subsidiary or any of their respective properties and shall not be discharged and there shall have been a period of 60 days or more during which a stay of enforcement of such judgment or order, by reason of pending appeal or otherwise, shall not be in effect; or

          (vii)   the Issuer or any of the Restricted Subsidiaries:

                  (A) commences a voluntary case under any Bankruptcy Law,

                  (B) consents to the entry of an order for relief against it in an involuntary case under any Bankruptcy Law,

                  (C) consents to the appointment of a custodian of it or for all or substantially all of its property,

                  (D) makes a general assignment for the benefit of its creditors, or

                  (E) admits in writing under any Bankruptcy Law its inability to pay its debts generally as such debts become due; or

          (viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (A) is for relief against the Issuer or any of the Significant Subsidiaries,

                  (B) appoints a custodian of the Issuer or any of its Significant Subsidiaries or for all or substantially all of the property of the Issuer or any of its Significant Subsidiaries, or

                  (C) orders the liquidation of the Issuer or any of its Significant Subsidiaries; and the order or decree remains unstayed and in effect for 60 consecutive days.

          11.02.  Remedies. If an Event of Default (other than an Event of
                  --------
Default specified in Section 11.01(vii) or (viii) with respect to the Issuer) occurs and is continuing, then and in every such case the Holders of 40% or more in principal amount of the then outstanding Notes may declare the Default Amount to be due and payable immediately, by a notice in writing to the Issuer, and upon any such declaration such Default Amount shall become immediately due and payable. For the avoidance of doubt, if any Payment Default or acceleration that constitutes an Event of Default under Section 11.01(v) shall have occurred and prior to any acceleration under this Section 11.02 such Payment Default shall have been cured or waived or such acceleration shall have been rescinded, then from and after such cure, waiver or rescission, such Event of Default shall no longer be deemed to be continuing. If an Event of Default specified in
Section 11.01(vii) or (viii) with respect to the Issuer occurs and is continuing, the Default Amount on the outstanding Notes shall automatically, and without any declaration or other action on the part of any Holder, become immediately due and payable.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained, the Required Holders, by written notice to the Issuer, may rescind and annul such declaration and its consequences if:

          (a)     the Issuer has paid a sum sufficient to pay:

                  (i)    all overdue interest and Special Interest on all Notes;

                  (ii) the principal amount of (and premium, if any, on) any Notes which have become due otherwise than by such declaration of acceleration (including any Notes required to have been purchased pursuant to an offer to purchase that the Issuer is required to make hereunder) and any interest and Special Interest thereon at the rate borne by the Notes; and

                  (iii) to the extent that payment of such interest is lawful, interest upon overdue interest and overdue Special Interest at the rate provided therefor in the Notes; and

          (b) all Events of Default, other than the nonpayment of the principal amount of (and premium, if any, on) Notes and interest and Special Interest thereon which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 11.03.

          Notwithstanding the foregoing, if the Issuer or any Restricted Subsidiary intentionally takes action to cause or permit an Event of Default for the purpose of repaying the Notes and avoiding the payment of any premium that would be otherwise payable upon an optional redemption, the Issuer shall be required, upon any acceleration provided hereunder to include in the Default Amount such premium, as of the relevant payment date, as if the Issuer had exercised its option to redeem such note pursuant to Section 12.

          11.03.  Waiver of Past Defaults. The Required Holders may on behalf of
                  -----------------------
the Holders of all the Notes waive any past default hereunder and its consequences, except a default:

          (a) in the payment of the principal (or premium, if any) or interest or Special Interest on any Note (including any Note which is required to have been purchased pursuant to an offer to purchase that the Issuer is required to make hereunder), or

          (b)     in respect of a covenant or provision hereof which under
     Section 16.04 cannot be modified or amended without the consent of the Holder of each outstanding Note affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Agreement; provided, however, no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                  SECTION 12

                                  REDEMPTION
                                  ----------

          12.01.  Right of Redemption. The Notes may be redeemed at the election
                  -------------------
of the Issuer upon such conditions, at such times, in such amounts and at the Redemption Prices (together with accrued interest, if any) and any Special Interest to the Redemption Date) specified in the form of Note attached as Exhibit A hereto.
---------

          12.02.  Partial Redemptions. In case the Issuer is entitled to, and
                  -------------------
elects to, redeem less than all of the Notes, the Issuer shall redeem the Notes pro rata from each Holder (or as nearly pro rata as practicable). For all purposes of this Agreement, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.

          12.03.  Notice of Redemption. Notice of redemption shall be given by
                  --------------------
first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (a)     the Redemption Date,

          (b)     the Redemption Price,

          (c) if less than all the outstanding Notes are to be redeemed, the portion of each Note to be redeemed,

          (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Note to be redeemed and that interest and any Special Interest thereon will cease to accrue on and after said date, and

          (e) the place or places where such Notes are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Notes to be redeemed at the election of the Issuer shall be given by the Issuer and at the expense of the Issuer.

          12.04.  Deposit of Redemption Price. Prior to any Redemption Date, the
                  ---------------------------
Issuer shall segregate and hold in trust an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any applicable accrued interest and Special Interest on, all the Notes which are to be redeemed on that date.

          12.05.  Notes Payable on Redemption Date. If notice of redemption
                  --------------------------------
shall have been given as provided above, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Issuer shall default in the payment of the Redemption Price and any applicable accrued interest and Special Interest) such Notes shall not bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Issuer at the Redemption Price, together with any applicable accrued interest and Special Interest to the Redemption Date; provided that installments of interest or Special Interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of this Agreement.

          If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Note.

          12.06.  Notes Redeemed in Part. Any Note which is to be redeemed only
                  ----------------------
in part shall be surrendered at the principal offices of the Issuer (with, if the Issuer so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                                  SECTION 13

                         EXPENSES, INDEMNIFICATION AND
                         CONTRIBUTION AND TERMINATION
                         ----------------------------

          13.01.  Expenses. Whether or not the transactions contemplated hereby
                  --------
are consummated, the Issuer will pay all reasonable costs and expenses (including reasonable and documented attorneys' and accountants' fees and disbursements) incurred by the Purchasers (and their Affiliates) in connection with the Transactions, including, without limitation, the Purchasers' reasonable and documented out-of-pocket expenses in connection with the Purchasers' examinations and appraisals of the properties, books and records of the Issuer and its Subsidiaries to the extent approved in advance by the Issuer, and (b) the reasonable costs and expenses incurred in enforcing (or determining whether or how to enforce) any rights under this Agreement or any Transaction Document (to the extent the Purchasers and their Affiliates are entitled to so enforce) or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the other Transaction Documents or the Securities, or by reason of being a holder of any Securities, including, without limitation, costs and expenses incurred in any bankruptcy case; provided that the Issuer will not be obligated to reimburse the Purchasers for the fees and expenses of more than one legal counsel in connection with the Transactions and then in an amount not to exceed $40,000. The Issuer will pay, and will save the Purchasers and each other holder of a Security harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders in relation to the Transactions.

          13.02.  Indemnification.
                  ---------------

          (a)     Indemnification by the Issuer. The Issuer agrees to indemnify
                  -----------------------------
and hold harmless (i) each Purchaser, (ii) each Person, if any, who controls (within the meaning of

Section 15 of the Securities Act or Section 20 of the Exchange Act) any Purchaser (any of the Persons referred to in this clause (ii) being referred to herein as a "Controlling Person") and (iii) the respective officers, directors,
             ------------------
managing directors, stockholders, partners, employees, representatives, trustees, fiduciaries, and agents of any Purchaser or any such Controlling Person (any such Person referred to in clause (i), (ii) or (iii), a "Purchaser
                                                                     ---------
Indemnified Person") against any losses, claims, damages or liabilities, joint
------------------
or several, to which such Purchaser Indemnified Person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) in whole or in part any inaccuracy in any of the representations and warranties of the Issuer contained herein, (ii) in whole or in part upon the failure of the Issuer to perform its obligations hereunder or under Requirement of Law or (iii) any change in the financial condition, operations, business or properties of the Issuer and its Subsidiaries during the period from September 30, 1999 to the Closing Time, inclusive, that, individually or in the aggregate, has had or would have a Material Adverse Effect that has not been disclosed in writing to the Purchasers; and will reimburse each such Purchaser Indemnified Person for any reasonable legal and other expenses incurred by such Purchaser Indemnified Person in connection with investigating or defending any such action or claims as such expenses are incurred. The indemnity agreement set forth in this Section 13.02(a) shall be in addition to any liabilities that the Issuer may otherwise have. The foregoing indemnification shall apply whether or not such losses, claims, damages or liabilities are primarily caused, in whole or in part, by any negligent act or omission of any kind by such Purchaser Indemnified Person.

          (b)     Indemnification by the Purchasers. Each Purchaser agrees,
                  ---------------------------------
severally and not jointly, to indemnify and hold harmless (i) the Issuer and
(ii) each Controlling Person of an Issuer and (iii) the respective officers, directors, employees, representatives and agents of each Issuer or any such Controlling Person (any such Person referred to in clause (i), (ii) or (iii), an "Issuer Indemnified Person") against any losses, claims, damages or liabilities,
 -------------------------
joint or several, to which such Issuer Indemnified Person may become subject, under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) in whole or in part any inaccuracy of any of such Purchaser's representations and warranties in Section 5 or (ii) in whole or in part the failure of such Purchaser to perform its obligations in Section 9.01(f) or 9.06; and will reimburse the Issuer Indemnified Persons for any legal and other expenses reasonably incurred by the Issuer Indemnified Persons in connection with investigating or defending any such actions or claims as such expenses are incurred. The indemnity agreement set forth in this Section 13.02(b) shall be in addition to any liabilities that each Purchaser may otherwise have.

          (c)     Notifications and Other Indemnification Procedures. Promptly
                  --------------------------------------------------
after receipt by a Purchaser Indemnified Person or an Issuer Indemnified Person (each, an "Indemnified Person") of notice of the commencement of any action,
           ------------------
such Indemnified Person shall, if a claim in respect thereof is to be made against an indemnifying party under Section 13.02(a) or 13.02(b), as applicable, notify such indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any Indemnified Person otherwise than under Section 13.02(a) or 13.02(b), as applicable, or to the extent it is not materially prejudiced as a proximate result of such failure. In case any such action is brought against any Indemnified Person and it shall notify an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect within 30 days after receiving any such notification, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnified Person (who shall not, except with the consent of the Indemnified Person, which consent shall not be unreasonably withheld, be counsel to the indemnifying party), and, after notice from the indemnifying party to such Indemnified Person of its election so to assume the defense thereof, the indemnifying party shall not be liable to such Indemnified Person under such paragraph for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnified Person, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Person unless (i) the Indemnified Person shall have been advised by counsel that representation of the Indemnified Person by counsel provided by the indemnifying party would be inappropriate due to actual or potential conflicting interests between the indemnifying party and the Indemnified Person, including situations in which there are one or more legal defenses available to the Indemnified Person that are different from or additional to those available to the indemnifying party, (ii) the indemnifying party shall have authorized in writing the employment of counsel for the Indemnified Person at the expense of the indemnifying party or (iii) the indemnifying party shall have failed to assume the defense or retain counsel reasonably satisfactory to the Indemnified Person; provided, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Persons, except to the extent that local or special counsel, in addition to their regular counsel, is required in order to effectively defend against such action or proceeding. No indemnifying party shall, without the written consent of the Indemnified Person, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Person is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Person from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Person.

          13.03.  Contribution. If the indemnification provided for in Section
                  ------------
13.02 is unenforceable and accordingly unavailable to or insufficient to hold harmless an Indemnified Person under paragraph (a), (b) or (c) of Section 13.02 in respect of any losses, claims, dam-ages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the (i) relative benefits received by the Issuer on the one hand and the Purchasers on the other hand from the issuance and sale of the Securities; or
(ii) if the allocation provided in clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the related benefits referred to in clause (i) above but also the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and the Purchasers on the other hand in connection with the sale of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Issuer and the commitment fee payable to the Purchasers at the Closing Time. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the Indemnified Person on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contributions pursuant to this
Section 13.03 were determined by pro rata allocation (even if the Indemnified Persons were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 13.03. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 13.03 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 13.03, no Purchaser shall be required to contribute any amount which, when taken together with any amounts paid by such Purchaser under Section 13.02(b) exceeds the commitment fee payable to the Purchasers at the Closing Time. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The obligations of the Issuer and the Purchasers under this Section
13.03 shall be in addition to any liability which the Issuer and the respective Purchasers may otherwise have.

          13.04.  Survival. The obligations of the Issuer under this Section 13
                  --------
will survive the payment or transfer of any Security or Exchange Note, the enforcement, amendment or waiver of any provision of this Agreement and the termination of this Agreement.

          13.05.  Termination.
                  -----------

          (a) The Purchasers may terminate this Agreement, by notice to the Issuer, (1) at any time at or prior to March 1, 2000 if any of the conditions in
Section 3 are not satisfied or waived in writing by the Purchasers or are not capable of being so satisfied or waived at or prior to March 1, 2000 if the Closing has not occurred hereunder or (2) except as disclosed herein and in the Schedules hereto, at any time at or prior to the Closing Time if there has been, since the time of execution of this Agreement or since September 30, 1999, any material adverse change in the business, management, operations, condition (financial or otherwise) or assets of the Issuer and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.

          (b) If this Agreement is terminated pursuant to this Section 13.05, such termination shall be without liability of any party to any other party except as provided in Section 13.01 hereof, and provided further that Sections 1, 13.02, 13.03, 13.04, 14.08 and 14.12 shall survive such termination and remain in full force and effect.

                                  SECTION 14

                                 MISCELLANEOUS
                                 -------------

          14.01.  Notices. Except as otherwise expressly provided herein, all
                  -------
notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (c) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service or
(d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address set forth below, or at such other address as such party may specify by written notice to the other party hereto:

          (i) if to a Purchaser or its nominee, to the Purchaser or its nominee at the address specified for such communications in Schedule A,
                                                                 ----------
     with a copy to Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022 attention: Michael R. Littenberg, Esq., or at such other address as the Purchaser or its nominee shall have specified to the Issuer in writing;

          (ii) if to any other Holder to such Holder at the address of such Holder appearing in the Security Register or such other address as such other holder shall have specified to the Issuer in writing; or

          (iii)   if to the Issuer at 5667 Gibraltar Drive, Pleasanton, CA
     94588 and 977 Charter Commons, Chesterfield, Missouri 63017, Attention:
     David Boone, Chief Financial Officer or at such other address as the Issuer shall have specified to each Holder in writing, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, NY 10005, attention: Jonathan
     A. Schaffzin, Esq.

          14.02.  Benefit of Agreement; Assignments and Participations. Except
                  ----------------------------------------------------
as otherwise expressly provided herein, all covenants, agreements and other provisions contained in this Agreement by or on behalf of any of the parties hereto shall bind, inure to the benefit of and be enforceable by their respective successors and assigns (including, without limitation, any subsequent holder of a Security or Exchange Note) whether so expressed or not (other than
Section 9.09 as to Persons other than the Purchasers and their Affiliates); provided, however, that the Issuer may not assign and transfer any of its rights or obligations without the prior written consent of the other parties hereto and each such holder.

          Nothing in this Agreement or in the Securities or Exchange Notes, express or implied, shall give to any Person other than the parties hereto, their successors and assigns and the holders from time to time of the Securities or Exchange Notes any benefit or any legal or equitable right, remedy or claim under this Agreement.

          14.03.  No Waiver; Remedies Cumulative. No failure or delay on the
                  ------------------------------
part of any party hereto or any Holder in exercising any right, power or privilege hereunder or under the Securities or Exchange Notes and no course of dealing between any Issuer and any other party or Holder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under the Securities or Exchange Notes preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein and in the Securities and Exchange Notes are cumulative and not exclusive of any rights or remedies which the parties or Holders would otherwise have. No notice to or demand on the Issuer in any case shall entitle the Issuer to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the other parties hereto or the Holders to any other or further action in any circumstances without notice or demand.

          14.04.  Amendments, Waivers and Consents. Except as provided below in
                  --------------------------------
this Section 14.04, the Issuer may amend or supplement this Agreement (including
Section 7.09 and 8.05 hereof) and the Notes or any supplemental agreement or modify the rights of the Holders with the consent of the Required Holders (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes), and, subject to Section 11.03 hereof, any existing Default (other than a Default in the payment of the principal of, premium, if any, or interest on the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Agreement or the Notes may be waived with the consent of the Required Holders (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes); provided that no such modification may, without the consent of each Holder affected thereby:

          (i) reduce the Accreted Value, principal amount at maturity of, change the fixed maturity of, or alter the redemption provisions of, the Notes,

          (ii) change the currency in which any Notes or amounts owing thereon is payable,

          (iii) reduce the percentage of the aggregate principal amount at maturity outstanding of Notes which must consent to an amendment, supplement or waiver or consent to take any action under this Agreement or the Notes,

          (iv) impair the right to institute suit for the enforcement of any payment on or with respect to the Notes,

          (v)     waive a default in payment with respect to the Notes,

          (vi) reduce the rate or change the time for payment of interest on the Notes,

          (vii) following the occurrence of a Change of Control or an Asset Sale, alter the Issuer's obligation to purchase the Notes as a result of any such Change of Control or Asset Sale in accordance with this Agreement or waive any default in the performance thereof, or

          (viii) affect the ranking of the Notes in a manner adverse to the Holders.

          No amendment or waiver of this Agreement will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or thereby impair any right consequent thereon. As used herein, the terms this "Agreement" and references thereto shall mean this
                        ---------
Agreement as it may from time to time be amended or supplemented.

          14.05.  Counterparts. This Agreement may be executed in any number of
                  ------------
counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

          14.06.  Reproduction. This Agreement, the other Transaction Documents
                  ------------
and all documents relating, hereto and thereto, including, without limitation,
(a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Purchasers at the Closing Time (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished in connection herewith, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and any original document so reproduced may be destroyed. Each Issuer agrees and stipulates that, to the extent permitted by Requirement of Law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 14.06 shall not prohibit the Issuer, any other party hereto or any Holder from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

          14.07.  Headings. The headings of the sections and subsections hereof
                  --------
are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          14.08.  Governing Law; Submission to Jurisdiction; Venue.
                  ------------------------------------------------

          (a) THIS AGREEMENT AND THE SECURITIES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

          (b) If any action, proceeding or litigation shall be brought by any Purchaser or any Holder in order to enforce any right or remedy under this Agreement or any of the Securities, the Issuer hereby consents and will submit, and will cause each of its Subsidiaries to submit, to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement. The Issuer hereby irrevocably waives any objection, including, but not limited to, any objection to the laying of venue or based on the grounds of forum non
                                                                ----- ---
conveniens, which they may now or hereafter have to the bringing of any such
----------
action, proceeding or litigation in such jurisdiction. The Issuer further agrees that it shall not, and shall cause its Subsidiaries not to, bring any action, proceeding or litigation arising out of this Agreement, the Securities or any other Transaction Document in any state or federal court other than any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement.

          (c) The Issuer hereby irrevocably designates CT Corporation System at an address in New York City designated at the Closing Time as the designee, appointee and agent of the Issuer to receive, for and on behalf of the Issuer, service of process in such jurisdiction in any action, proceeding or litigation with respect to this Agreement, the Securities or any of the other Transaction Documents. It is understood that a copy of such process served on such agent will be promptly forwarded by mail to the Issuer at its address set forth opposite its signature below, but the failure of the Issuer to have received such copy shall not affect in any way the service of such process. The Issuer further irrevocably consents to the service of process of any of the aforementioned courts in any such action, proceeding or litigation by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Issuer at its said address, such service to become effective thirty (30) days after such mailing.

          (d) Nothing herein shall affect the right of any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Issuer in any other jurisdiction. If service of process is made on a designated agent it should be made by either
(i) personal delivery or (ii) mailing a copy of summons and complaint to the agent via registered or certified mail, return receipt requested.

          (e) THE ISSUER HEREBY WAIVES ANY AND ALL RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE SECURITIES.

          14.09.  Severability. If any provision of this Agreement is determined
                  ------------
to be illegal, invalid or unenforceable, such provision shall be fully severable to the extent of such illegality, invalidity or unenforceability and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

          14.10.  Entirety. This Agreement together with the other Transaction
                  --------
Documents represents the entire agreement of the parties hereto and thereto, and supersedes all prior agreements and understandings, oral or written, if any, relating to the Transaction Documents or the transactions contemplated herein or therein.

          14.11.  Survival of Representations and Warranties. All
                  ------------------------------------------
representations and warranties and covenants and indemnities made by the Issuer herein shall survive the execution and delivery of this Agreement, the issuance and transfer of all or any portion of the Securities and Exchange Notes and the payment of principal of the Notes and the Exchange Notes and any other obligations hereunder, regardless of any investigation made at any time by or on behalf of the Purchasers or any other holder that is Affiliated with the Purchasers. All statements contained in any certificate delivered by or on behalf of the Issuer pursuant to this Agreement shall be deemed representations and warranties of the Issuer under this Agreement.

          14.12.  Incorporation. All Exhibits and Schedules attached hereto are
                  -------------
incorporated as part of this Agreement as if fully set forth herein.

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                   INTIRA CORPORATION

                                          /s/ David S. Boone
                                   By: ___________________________________
                                       Name:  David S. Boone
                                       Title: Chief Financial Officer

                                   ARES LEVERAGED INVESTMENT
                                    FUND, L.P.

                                   By:  ARES MANAGEMENT, L.P., its
                                         General Partner

                                                /s/ Eric Beckman
                                   By: ___________________________________
                                       Name:  Eric Beckman
                                       Title: Vice President

                                   ARES LEVERAGED INVESTMENT
                                    FUND II, L.P.

                                   By:  ARES MANAGEMENT, L.P., its
                                         General Partner

                                                /s/ Eric Beckman
                                   By: ___________________________________
                                       Name:  Eric Beckman
                                       Title: Vice President

                                   MAGNETITE ASSET INVESTORS L.L.C.

                                   By:  BlackRock Financial Management, Inc.,
                                         As Managing Member

                                              /s/ Dennis M. Schaney
                                   By: ___________________________________
                                       Name:  Dennis M. Schaney
                                       Title: Managing Director

                                   CARLYLE HIGH YIELD PARTNERS, L.P.

                                   By:  TCG High Yield, L.L.C.,
                                         its General Partner

                                                 [UNINTELLIGIBLE]
                                   By: ___________________________________
                                       Name:
                                       Title:

                                   CB CAPITAL INVESTORS, LLC

                                      By: Chase Capital Partners, its Manager

                                             /s/ Richard D. Waters
                                   By: ___________________________________
                                       Name:  Richard D. Waters
                                       Title: General Partner--Mezzanine

                                   CONTINENTAL CASUALTY COMPANY

                                            /s/ Richard W. Dubberke
                                   By: ___________________________________
                                       Name:  Richard W. Dubberke
                                       Title: Vice President

                                   GOLDMAN SACHS ASSET MANAGEMENT,
                                    in its capacity as the investment adviser of the Goldman Sachs High Yield Fund, a separate series of the Goldman Sachs Trust

                                   By: ___________________________________
                                       Name:
                                       Title:

                                   GOLDMAN, SACHS & CO.,
                                    as delegate of Goldman Sachs Asset
                                    Management International, in its capacity as the investment adviser of the Goldman Sachs Global High Yield Portfolio, a separate series of Goldman Sachs Funds, S.I.C.A.V.

                                   By: ___________________________________
                                       Name:
                                       Title:

                                   OZ MASTER FUND, LTD.

                                   By: ___________________________________
                                       Name:
                                       Title:

                                   SANKATY HIGH YIELD PARTNERS II, L.P.

                                   By: ___________________________________
                                       Name:
                                       Title:

                                   SANKATY HIGH YIELD ASSET PARTNERS, L.P.

                                   By: ___________________________________
                                       Name:
                                       Title:

                                   WAYLAND INVESTMENT FUND, LLC

                                   By: CFSC Wayland Advisors, Inc.,
                                        its Manager

                                   By:    [ILLEGIBLE]
                                      ------------------------------------
                                       Name:
                                       Title:


                                   CHASE SECURITIES INC.


                                   By:  /s/ Jessica Laxman
                                      --------------------------------
                                      Name:  Jessica  Laxman
                                      Title: Vice President


                                   COINVESTMENT I, LLC

                                   By Laurence D. Fink,
                                   as Managing Member


                                   By:  /s/ Laurence D. Fink
                                      --------------------------------
                                      Name:  Laurence D. Fink
                                      Title: Managing Member


                                   Sun America Inc.
                                   -----------------------------------
                                   Name of Purchaser


                                   By:  /s/ Rafael Fogel
                                      --------------------------------
                                      Name:  Rafael Fogel
                                      Title: Authorized


                                   PUTNAM FIDUCIARY TRUST COMPANY on behalf of:

                                       PUTNAM HIGH YIELD FIXED INCOME FUND, LLC
                                       PUTNAM HIGH YIELD MANAGED TRUST


                                   By:  /s/ John R. Verani
                                      -----------------------------
                                      Name:  John R. Verani
                                      Title: Senior Vice President

                                   PUTNAM INVESTMENT MANAGEMENT, INC. on behalf of:

                                       PUTNAM HIGH YIELD TRUST
                                       PUTNAM HIGH YIELD ADVANTAGE FUND
                                       PUTNAM VARIABLE TRUST-PVT HIGH YIELD FUND
                                       PUTNAM MASTER INCOME TRUST
                                       PUTNAM PREMIER INCOME TRUST
                                       PUTNAM MASTER INTERMEDIATE INCOME TRUST
                                       PUTNAM DIVERSIFIED INCOME TRUST
                                       PUTNAM FUNDS TRUST-PUTNAM HIGH YIELD
                                       PUTNAM STRATEGIC INCOME FUND
                                       PUTNAM VARIABLE TRUST-PVT DIVERSIFIED
                                       TRAVELERS SERIES FUND INC.-PUTNAM
                                       DIVERSIFIED INCOME

                                   By:  /s/ John R. Verani
                                      -----------------------------
                                      Name:  John R. Verani
                                      Title: Senior Vice President

                                   THE PUTNAM ADVISORY COMPANY, INC. on behalf of:

                                       ABBOT LABORATORIES ANNUITY RETIREMENT
                                       PLAN
                                       AMERITECH CORPORATION PENSION PLAN
                                       NORTHROP GRUMMAN EMPLOYEE BENEFIT PLAN

                                   By:  /s/ John R. Verani
                                      -----------------------------
                                      Name:  John R. Verani
                                      Title: Senior Vice President

                                                                       EXHIBIT A
                                                                       ---------

                                [FORM OF NOTE]
                                 ------------

          THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR
                                                   --------------
QUALIFIED UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT IS IN EFFECT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY IS SUBJECT TO THE TERMS OF THE PURCHASE AGREEMENT, DATED AS OF JANUARY 31, 2000 (THE "PURCHASE
                                                                        --------
AGREEMENT"), AMONG INTIRA CORPORATION (D/B/A INTIRA CORPORATION) (THE "ISSUER")
---------                                                              ------
AND THE PURCHASERS NAMED THEREIN. A COPY OF SUCH PURCHASE AGREEMENT IS AVAILABLE AT THE OFFICES OF THE ISSUER.

          THIS SECURITY IS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF
SECTION 1271 ET SEQ. OF THE INTERNAL REVENUE CODE. FOR EACH $1,000 OF PRINCIPAL AMOUNT AT MATURITY OF THIS SECURITY, THE ISSUE PRICE IS $ 453.65 AND THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $1,196.35. THE CLOSING TIME OF THIS SECURITY IS JANUARY 31, 2000 AND THE YIELD TO MATURITY IS 14.9573%.

                      13% SENIOR DISCOUNT NOTES DUE 2010

No. __________                                                      $ __________

          INTIRA CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the "Issuer," which term includes any
                                         ------
successor Person under the Purchase Agreement), for value received, hereby
promises to pay to [          ], or registered assigns, the principal sum of
[          ] Dollars on February 1, 2010 (the "Stated Maturity Date"), and to
                                               --------------------
pay interest thereon from February 1, 2005 or from the most recent Interest Payment Date after February 1, 2005 to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 in each year, commencing August 1, 2005 (each, an "Interest Payment Date") at the rate of 13%
                                     ---------------------
per annum, until the principal hereof is paid; provided, however, that (to the extent that the payment of such interest shall be legally enforceable) any principal of, or premium or installment of interest or Special Interest on, this Note which is overdue shall bear interest at the rate of 2.00% per annum in excess of the rate of interest then borne by the Notes from the date such amounts are due until they are paid, and such interest shall be payable on the next Interest Payment Date. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance. To the extent lawful, the Issuer shall pay interest on overdue principal at the rate of the then applicable interest rate on the Securities; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful.

          The rate of interest borne by this Note is subject to increase under the circumstances described in the Exchange and Registration Rights Agreement, dated January 31, 2000 (the "Exchange and Registration Rights Agreement"), among
                             ------------------------------------------
the Issuer named therein and the Purchasers named therein. All interest payable, on any Interest Payment Date will, as provided in the Purchase Agreement, be paid to the Person in whose name this Note is registered at the close of business on the "Regular Record Date" for such interest, which shall be
                          -------------------
the fifteenth calendar day (whether or not a Business Day) immediately preceding such Interest Payment Date. Notwithstanding the foregoing if this Note is issued after a Regular Record Date and prior to an Interest Payment Date, the record date for such Interest Payment Date shall be the original Closing Time.

          Principal on this Note shall be payable, and payments of interest on this Note shall be made, in accordance with the Purchase Agreement and subject to applicable laws and regulations, by check mailed on or before the due date for such payment to the person entitled thereto at such person's address appearing on the Security Register or, by wire transfer to such account as any Holder shall designate by written instructions received by the Issuer no less than 15 days prior to any applicable Interest Payment Date, which wire instruction shall continue in effect until such time as the Holder otherwise notifies the Issuer or such Holder no longer is the registered owner of this Note.

          Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

                                   INTIRA CORPORATION

                                   By: _____________________________________
                                       Name:
                                       Title:

                           [Form of Reverse of Note]
                           -----------------------

          This Note is one of a duly authorized issue of Notes of the Issuer designated as its 13% Senior Discount Notes Due 2010 (herein called the "Notes")
                                                                         -----
issued on January 31, 2000, pursuant to the Purchase Agreement, dated as of January 31, 2000 (herein called the "Purchase Agreement"), among the Issuer and
                                     ------------------
the Purchasers named therein. Reference is hereby made to the Purchase Agreement and all amendments thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer and the Holders and of the terms upon which the Notes are, and are to be, issued and delivered.

          The Notes are subject to redemption at the election of the Issuer, upon not less than 30 nor more than 60 days notice by mail, in whole, but not in part, either (x) from and after the Closing Time but prior to February 1, 2005, at a Redemption Price equal to 100% of the then Accreted Value of the Notes outstanding, plus the Make-Whole Call Premium, together with any Special Interest to the Redemption Date or (y) from and after August 1, 2001 but prior to February 1, 2005, out of the net cash proceeds of any issuance of Debt Securities of the Issuer or any of its Subsidiaries or its parent holding company in any underwritten public or Rule 144A offering at a Redemption Price equal to 106.5% of the then Accreted Value of the Notes.

          In addition, the Notes are subject to redemption, upon not less than 30 nor more than 60 days' notice by mail, as a whole or in part, at any time on or after February 1 at the election of the Issuer, at the following Redemption Prices (expressed as percentages of principal), if redeemed during the 12-month period beginning February 1 of the years indicated,

          Year                                              Redemption Price
          ----                                              ----------------
          2005...........................................       106.500%
          2006...........................................       104.333%
          2007...........................................       102.167%
          2008 and thereafter............................       100.000%

together in the case of any such redemption with accrued interest and any Special Interest (as defined in the Exchange and Registration Rights Agreement) to the Redemption Date.

          Notwithstanding anything contained in this Note or in the Purchase Agreement to the contrary, the amount of any Make-Whole Call Premium or Redemption Price payable to a Holder in accordance with the foregoing or the terms of the Purchase Agreement may be reduced by such Holder, in its sole discretion.

          If less than all the Notes are to be redeemed pursuant to the third paragraph above, the Notes shall be redeemed pro rata from each Holder.

          The Notes do not have the benefit of any sinking fund obligations.

          In the event of redemption or purchase pursuant to an offer to purchase this Note in part only, a new Note or Notes for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the Default Amount of all the Notes may be declared due and payable in the manner and with the effect provided in the Purchase Agreement. Upon payment of (i) the principal so declared due and payable and any overdue installment of interest,
(ii) any overdue principal and premium payable upon redemption or repurchase of this Note, and (iii) as provided on the face hereof, interest on any overdue principal of, and any premium, interest and Special Interest on, this Note (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Issuer's obligations in respect of the payment of the principal of, and interest and Special Interest on, this Note shall terminate.

          The Purchase Agreement provides that, subject to certain conditions, if (i) certain Excess Proceeds are available to the Issuer as a result of Asset Sales or (ii) a Change of Control occurs, the Issuer shall be required to make an offer to purchase all or a specified portion of the Notes as provided for in the Purchase Agreement.

          The Purchase Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and certain rights of the Holders under the Purchase Agreement at any time by the Issuer with the consent of the Holders of a majority in aggregate principal amount at maturity of the Notes at the time outstanding. The Purchase Agreement also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Agreement and certain past defaults under the Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          As provided in the Purchase Agreement and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the principal offices of the Issuer, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Purchase Agreement and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Issuer and any agent of the Issuer may treat the Person in whose name this
Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer nor any such agent shall be affected by notice to the contrary.

          All terms used in this Note which are defined in the Purchase Agreement shall have the meanings assigned to them in the Purchase Agreement.

          THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                      OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Note purchased in its entirety by the Issuer pursuant to Section 7.08 or 7.09 of the Agreement, check the box:

                                      [_]

          If you want to elect to have only a part of the principal amount of this Note purchased by the Issuer pursuant to Section 7.08 or 7.09 of the Agreement, state the portion of such amount: $_______________.

Dated:                   Your Signature: _______________________________________
                         (Sign exactly as name appears on the other side of this Note)

Signature Guarantee:     _______________________________________________________
                         (Signature must be guaranteed by a financial
                         institution that is a member of the Securities Transfer
                         Agent Medallion Program ("STAMP"), the Stock Exchange
                                                   -----
                         Medallion Program ("SEMP"), the New York Stock
                                             ----
                         Exchange, Inc. Medallion Signature Program ("MSP") or
                                                                      ---
                         such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

        EXHIBIT B - FORM OF EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

      EXHIBIT C - FORM OF REGISTRATION RIGHTS AND STOCKHOLDERS AGREEMENT
      ------------------------------------------------------------------

                                                                      SCHEDULE A

                      INFORMATION RELATING TO PURCHASERS
                      ----------------------------------

                                                         Securities              Aggregate
         Name and Address of Purchaser                to be Purchased         Purchase Price
         -----------------------------                ---------------         --------------
Ares Leveraged Investment Fund, L.P.              $9,500,000 principal        $ 5,062,645.00
Ares Leveraged Investment Fund II, L.P.           amount at maturity of
c/o Ares Management, L.P.                         Notes, 156,947.06
1999 Avenue of the Stars, Suite 1900              Series A Warrants and
Los Angeles, California  90067                    53,933.79 Series B
Attention:  Eric Beckman                          Warrants
Telephone:  310-201-4215
Telecopier:  310-201-4170/4171

Carlyle High Yield Partners, L.P.                 $3,000,000 principal        $ 1,598,730.00
c/o  TCG High Yield, L.L.C., its General Partner  amount at maturity of
520 Madison Avenue                                Notes, 49,562.23 Series
41st Floor                                        A Warrants and
New York, NY  10022                               17,031.72 Series B
Attention:  Jack Mann                             Warrants
Telephone:  212-381-4900
Telecopier:  212-381-4950

CB Capital Investors, LLC                         $18,750,000 principal       $ 9,992,062.50
c/o Chase Capital Partners                        amount at maturity of
380 Madison Avenue                                Notes, 309,763.93
12th Floor                                        Series A Warrants and
New York, NY  10017                               106,448.28 Series B
Attention:  Richard Waters                        Warrants
Telephone:  212-622-3096
Telecopier:  212-622-3950

                                                         Securities              Aggregate
         Name and Address of Purchaser                to be Purchased         Purchase Price
         -----------------------------                ---------------         --------------
Chase Securities Inc.                             $13,250,000 principal       $ 1,998,412.50
270 Park Avenue                                   amount at maturity of
New York, NY  10017                               Notes, 218,899.85
Attention:  Jessica Laxman                        Series A Warrants and
Telephone:  212-270-3529                          75,223.45 Series B
Telecopier:  212-270-0994                         Warrants

Continental Casualty Company                      $9,500,000 principal        $ 5,062,645.00
c/o CNA                                           amount at maturity of
333 South Wabash Ave.                             Notes, 156,947.06
CNA Plaza - 23 South                              Series A Warrants and
Chicago, Illinois  60685                          53,933.79 Series B
Attention:  Investments                           Warrants
Telephone:  312-822-1337
Telecopier:  312-822-4392

Goldman Sachs High Yield Fund                     $3,000,000 principal        $ 1,598,730.00
Goldman Sachs Global High Yield Portfolio         amount at maturity of
32 Old Slip                                       Notes, 49,562.23 Series
24th Floor                                        A Warrants and
New York, NY  10005                               17,031.72 Series B
Attention:  Chris Testa                           Warrants
Telephone:  212-357-0729
Telecopier:  212-346-2810

Magnetite Asset Investors L.C.                    $7,500,000 principal        $ 3,996,825.00
c/o BlackRock Financial Management, Inc.,         amount at maturity of
  its Managing Member                             Notes, 123,905.57
Coinvestment I, LLC                               Series A Warrants and
345 Park Avenue                                   42,579.31 Series B
29th Floor                                        Warrants
New York, NY  10154
Attention:  Phil Berney
Telephone:  212-751-3939
Telecopier:  212-223-2379

                                                         Securities              Aggregate
         Name and Address of Purchaser                to be Purchased         Purchase Price
         -----------------------------                ---------------         --------------
OZ Master Fund, Ltd.                              $42,750,000 principal       $22,781,902.50
Citicorp Center                                   amount at maturity of
153 East 53rd Street                              Notes, 706,261.75
New York, NY  10022                               Series A Warrants and
Attention:  Avi Katz                              242,702.07 Series B
Telephone:  212-292-5931                          Warrants
Telecopier:  212-292-5935

Putnam High Yield Trust                           $34,250,000 principal       $18,252,167.50
Putnam High Yield Advantage                       amount at maturity of
Putnam Variable Trust - PVT High Yield Fund       Notes, 565,835.44
Putnam Master Income Trust                        Series A Warrants and
Putnam Premier Income Trust                       194,445.52 Series B
Putnam Master Intermediate Income Trust           Warrants
Putnam Diversified Income Trust
Putnam Funds Trust - Putnam High Yield
Putnam Strategic Income Fund
Putnam Variable Trust - PVT Diversified
Travelers Series Fund Inc - Putnam Diversified
  Income
Putnam High Yield Managed Trust
Putnam High Yield Fixed Income Fund, LLC
Abbot Laboratories Annuity Retirement Plan
Northrop Grumman Employee Benefit Plan
Ameritech Corporation Pension Plan
  One Post Office Square
  12th Floor
  Boston, MA  02109
  Attention:  Jeff Bray
  Telephone:  617-760-8857
  Telecopier:  617-760-1676

                                                         Securities              Aggregate
         Name and Address of Purchaser                to be Purchased         Purchase Price
         -----------------------------                ---------------         --------------
SunAmerica Inc.                                   $23,500,000 principal       $12,523,385.00
SunAmerica Center                                 amount at maturity of
Mail Stop 3805                                    Notes, 388,237.45
Century City                                      Series A Warrants and
Los Angeles, CA                                   133,415.17 Series B
Attention:  Rafe Fogel                            Warrants
Telephone:  310-772-6877
Telecopier:  310-772-6937

Wayland Investment Fund, LLC                      $23,500,000 principal       $12,523,385.00
c/o CFSC Wayland Advisors, Inc.                   amount at maturity of
12700 Whitewater Drive                            Notes, 388,237.45
Minnetonka, MN                                    Series A Warrants and
Attention:  Joe Deignan                           133,415.17 Series B
Telephone:  612-984-3709                          Warrants
Telecopier:  612-984-3913

                                 Schedule 4.01
                             Existing Indebtedness

          See attachment.

                                 Schedule 4.04
                             Environmental Matters

          See attached notification regarding asbestos removal by the landlord of Borrower's New York data center facility prior to occupancy.

                                 Schedule 4.14
                                Subsidiary List

          LPBDBN Digital Canada Inc., a wholly owned subsidiary of Borrower was organized on July 9, 1999 under the Canada Business Corporations Act, as amended.

          A subsidiary is expected to be formed as contemplated by the Memorandum of Understanding with Viatel Corp. referred to on Schedule 4.20.

                                 Schedule 4.20
                                Capitalization

4,275,701 shares of Series A Preferred Stock convertible into 10,689,252.5 shares of Common Stock

1999 Equity Incentive Plan (options for up to 3,200,000 shares of Common Stock may be granted)

1999 Executive Stock Option Plan (options for up to 1,800,000 shares may be granted)

1999 Stock Option Plan (options for approximately 3,200,000 shares have been granted and no further options are authorized)

Class A Warrant dated December 30, 1999 for 378,448.375 shares of Common Stock

Binding Memorandum of Understanding dated January 19, 2000 with Viatel Corp. relating to the issuance in the future of 4.99% of the outstanding Common Stock of the Issuer as of the date thereof. Such shares are not presently outstanding.